UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.

)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Vital Farms, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Vital Farms®
EST. 2007

# 2026 PROXY STATEMENT

PASTURE RAISED
PASTURE-RAISED
12 LARGE EGGS · GRADE A

SEE THE ACTUAL FARM where these ACTUAL EGGS WERE LAID!
FARM: 5TH AVE FARMS
108 SQ FT PER HEN on ROTATED PASTURES
TENDED BY HAND
FROM FARMERS WHO CARE
PASTURE-RAISED

## BRINGING ETHICAL FOOD TO THE TABLE

MESSAGE FROM THE EXECUTIVE CHAIRPERSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear Fellow Stockholders and Stakeholders—

We are pleased to share our annual proxy statement and to invite you to the 2026 Annual Meeting of Stockholders of Vital Farms, Inc. (the “Annual Meeting”), which will be held on Wednesday, June 10, 2026, at 9:00 a.m. Central Time. To provide an accessible experience for our stockholders, we will again hold the Annual Meeting in a virtual format, conducted solely online.

Additional details regarding access and the business to be conducted are described in the accompanying Notice of 2026 Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible.

Vital Farms’ aspiration is to become America’s most trusted food company, and our mission is to bring ethical food to the table. We pursue that mission by raising standards across the food industry and by disrupting industrial, factory-food norms. We do so with a long-term orientation, recognizing that the categories and relationships we are building take years to compound in value. The operating environment in our category is dynamic, and the market’s assessment of our business will move from period to period; our job as stewards of this company is to stay focused on the decisions that we believe will create durable value for our stakeholders over time.

Fiscal year 2025 was an operationally defining year for Vital Farms. We scaled the business meaningfully while staying true to our purpose of improving the lives of people, animals and the planet through food. We made progress against our long-term financial objectives and achieved important milestones across our supply chain.

None of this would have been possible without the crew members and farmer partners who continue to bring our mission to life every day.

Before highlighting our 2025 results, I want to recognize our founder, Matt O’Hayer, who retired in February 2026 as our Executive Chairperson and as a member of our Board of Directors. Starting with just 20 hens in 2007, Matt pioneered an entirely new category in the grocery aisle, rooted in a belief in scaling the humane treatment of animals. Matt remains one of our strongest advocates, and the Board and I are grateful that he continues to share his perspective and passion in his advisory role.

2025 Highlights

•	Financial results. We delivered record annual net revenue of $759.4 million in fiscal 2025, an increase of 25.3% over the prior year. Gross profit for the year was $285.7 million, or 37.6% of net revenue. Adjusted EBITDA surpassed $100 million for the first time in our history, reaching $114.0 million for the full year.[1]

•	Operations. We successfully rebuilt our egg inventory throughout 2025 and, in October, brought our third production line online at our Egg Central Station (ECS) facility in Springfield, Missouri. With three lines operating, we can dedicate the first two lines at ECS to longer production runs of our top four product lines, while using the third line for specialty products with lower volumes. We also advanced construction at Vital Crossroads, our next facility in Seymour, Indiana. These investments reflect our long-term confidence in our brand and our commitment to staying ahead of opportunity rather than chasing it.
•	Farm network. Our farm network expanded to more than 600 small farms committed to our pasture-raised standards, where hens have year-round access to open pastures. Adding approximately 175 farms in a single year is, to us, a meaningful expression of the trust we have built within the agricultural community around our commitment to humane animal care. Farmers want to be part of what we are building because we offer a path to a sustainable livelihood alongside stewardship of the land and the welfare of the animals in their care.

•	Brand awareness. Our marketing investments drove aided brand awareness to 34% by year-end, an increase of 8 percentage points from the beginning of 2025, widening the gap between Vital Farms and our closest competitors. We are working closely with our retail partners to convert that brand interest into household acquisition through an expanded shelf footprint and a thoughtfully calibrated promotional cadence.

Building a consumer brand of enduring value is rarely a straight line. Periods of rapid progress are followed by periods in which we must absorb what we have built, sharpen our execution and re-earn the trust of every stakeholder in our business. Our crew approaches each of those periods with the same discipline and the same humility, and I am grateful every day for the way they show up for this company and for one another.

The foundation we built in 2025—a stronger supply chain, a broader farm network, a more widely recognized brand and a crew that lives our values—is the foundation on which we intend to keep building. On behalf of the Vital Farms crew, thank you for your continued support. I look forward to your attendance at our Annual Meeting.

Sincerely, Russell Diez-Canseco Executive Chairperson, President and Chief Executive Officer April 27, 2026

1

Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures and are reconciled to their closest comparable GAAP measures in Annex A to this proxy statement. Non-GAAP financial measures are not an alternative for Vital Farms’ reported results prepared in accordance with GAAP.

MESSAGE FROM THE LEAD INDEPENDENT DIRECTOR

Dear Fellow Stockholders and Stakeholders—

Every year, our annual meeting of stockholders is an opportunity to acknowledge the progress we’ve made for our stakeholders and to hold ourselves accountable to them. This message provides a summary of key governance actions from the last year for your consideration.

At the outset, my fellow Board members and I would like to thank Matt O’Hayer, Vital Farms’ founder and former Executive Chairperson, for his visionary leadership and continued contributions to the success of Vital Farms.

In early 2026, the Board oversaw a smooth leadership transition when Matt announced his retirement from Vital Farms. We’re confident that Russell Diez-Canseco will effectively lead the Board in his expanded role as Executive Chairperson. In my role as Lead Independent Director, I will work closely with Russell to ensure that the Board continues to partner with him and the Senior Leadership Team to strengthen Vital Farms.

Strong corporate governance has been a priority since I first became Lead Independent Director in 2019, and it remains one today. We regularly review our governance and responsible business practices, and over the past two years, we have taken a number of concrete steps to serve the interests of all stakeholders while keeping our Board fully engaged:

•	In January 2025, we adopted tenure limits for our non-employee directors to ensure ongoing refreshment.

•	In July 2025, we welcomed our newest Board member, Billy Cyr, who brings deep public company executive and consumer packaged goods experience to our Board. We have already seen the benefits of Billy’s strategic insights.
•	In August 2025, we approved enhancements to our Stock Ownership Guidelines for our executive officers and directors, providing additional assurance that their interests remain aligned with stockholders.

•	In February 2026, we approved a director resignation policy for uncontested elections when a nominee receives less than majority stockholder support.

I’m proud of the resilience and engagement of our Board. Each year, we complete an annual assessment of the Board and its committees. Based on that assessment, I believe we are well positioned to provide support and oversight as Russell and his team carry out Vital Farms’ long-term strategic vision. Russell and Kelly, our two Class III director nominees, provide essential leadership, as our President, Chief Executive Officer and new Executive Chairperson and as Chairperson of the Board’s Audit Committee, respectively.

In 2025 and into 2026, we made it a priority to engage directly with stockholders. We met in listening sessions with several of our largest institutional stockholders, representing about 34% of non-affiliated outstanding shares. An independent Board member joined each of these discussions alongside Russell and other members of the Senior Leadership Team. We value the feedback we received in these sessions and plan to hold further conversations annually. The director resignation policy referenced above was adopted this year in direct response to stockholder feedback.

Thank you for supporting Vital Farms and our mission to improve the lives of people, animals, and the planet through food. After you review the proxy statement, please take a moment to vote. Your valuable participation helps ensure stockholder voices are heard at the Annual Meeting.

Sincerely, Denny Marie Post Lead Independent Director April 27, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS	Vital Farms, Inc. 3601 South Congress Ave. Suite C-100 Austin, Texas 78704

Date and Time:

The 2026 Annual Meeting of Stockholders of Vital Farms, Inc., a Delaware public benefit corporation, will be held on Wednesday, June 10, 2026, at 9:00 a.m., Central Time.

Place:

To provide an easily accessible experience for our stockholders, this Annual Meeting will be conducted solely online in a virtual meeting format. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. The Annual Meeting can be accessed by visiting www.proxydocs.com/VITL. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions in advance and to vote.

Participation:

You will be able to attend the Annual Meeting, submit questions in advance of the meeting and vote your shares during the meeting by visiting www.proxydocs.com/VITL. To participate in the Annual Meeting, you will need to register to attend the meeting by 5:00 p.m. Central Time on June 9, 2026, using the control number located on the Notice of Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders, your proxy card or your voting instruction form. Additional details regarding access to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of 2026 Annual Meeting of Stockholders and proxy statement.

Notice and Access:

You will receive the proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, stockholders will receive a mailed Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy statement and our 2025 Annual Report on Form 10-K. The notice contains instructions on how to access those documents over the internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 Annual Report on Form 10-K and a form of proxy card or voting instruction form. Vital Farms believes providing the proxy materials over the internet increases your ability to obtain the information you need while reducing the environmental impact and cost of the Annual Meeting.

Record Date:

The record date for the Annual Meeting is April 17, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A complete list of record stockholders will be available for examination during normal business hours by any stockholder for any purpose germane to the Annual Meeting for the ten days ending on the day before the Annual Meeting at our offices. Please email investors@vitalfarms.com to arrange for in-person examination. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Items of Business:

The Annual Meeting will be held for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

(1)	To elect the two nominees named in the attached proxy statement as directors to serve on the Board of Directors for a three-year term.

(2)	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.

(3)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

The stockholders will also conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

Voting:

Your vote is important. Whether or not you expect to attend the virtual Annual Meeting, please vote by telephone or through the internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, if you register to attend the Annual Meeting, you may still vote online during the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

Sincerely,

Joanne Bal

Corporate Secretary

Austin, Texas

April 27, 2026

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) about us and our industry that involve substantial risks and uncertainties, including but not limited to statements regarding our growth potential and plans, our long-term financial targets, our Impact goals and our expectations regarding our future operating and business environment. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our future results of operations or financial condition, business strategies, goals, initiatives, commitments and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements are subject to substantial risks, uncertainties, assumptions, and changes in circumstances that may cause actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include but are not limited to those risks described in our filings with the Securities and Exchange Commission, including in the sections entitled “Risk Factors” in our latest annual report on Form 10-K and our quarterly reports on Form 10-Q and in our other filings and reports that we may file from time to time with the Securities and Exchange Commission, which can be found at investors.vitalfarms.com. References to our website throughout this proxy statement are provided for convenience only, and the content on our website does not constitute a part of this proxy statement.

Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual performance and results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent management’s assumptions, expectations and beliefs only as of the date of this proxy statement. We disclaim any obligation to update forward-looking statements except as required by law.

2026 Proxy Statement

PAGE

1	QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
8	PROPOSAL 1—ELECTION OF DIRECTORS

9	General

11	Our Recommendation

11	Information About Our Continuing Directors

15	Director Skills and Qualifications

16	INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

17	Board Independence

17	Leadership Structure

18	Risk Oversight

19	Board Refreshment and Tenure Limits

19	Director Resignation Policy

20	Annual Board and Committee Self-Assessments and Education

20	Director Access to Senior Leadership Team and Crew Members

20	Board Size and Composition

21	Board Meetings and Attendance

21	Board Committees

25	CEO Evaluation

25	Code of Business Conduct and Ethics

25	Insider Trading Policy

25	Corporate Governance Guidelines

26	Certified B Corporation

26	Delaware Public Benefit Corporation

26	Investor Engagement Efforts

27	Stockholder Communications with Our Board

28	OUR COMMITMENT TO IMPACT

29	How We Do Business

30	Our Approach to Impact and Impact Goals

31	Building a Resilient Food System

32	Fostering a People First Culture

33	Driving Engaged and Accountable Oversight

34	PROPOSAL 2—RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

35	Independent Registered Public Accounting Firm Fees

35	Pre-Approval Policies and Procedures

36	Audit Committee Report

36	Our Recommendation

37	EXECUTIVE OFFICERS

41	PROPOSAL 3—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

42	Our Recommendation

2026 Proxy Statement

PAGE

43	COMPENSATION DISCUSSION AND ANALYSIS

45	Say-on-Pay Voting Results

46	Compensation Philosophy, Objectives, and Design

47	Compensation Governance and Responsibilities

50	Components / Elements of Compensation Program

56	Other Compensation Governance Matters

57	Compensation Committee Report

58	EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

59	Executive Officer Compensation

67	CEO Pay Ratio Disclosure

68	Non-Employee Director Compensation Information

69	Rule 10b5-1 Plans

70	PAY VERSUS PERFORMANCE

75	EQUITY COMPENSATION PLAN INFORMATION

77	TRANSACTIONS WITH RELATED PERSONS

78	Certain Related-Party Transactions

79	Policies and Procedures Regarding Transactions with Related Persons

80	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

83	OTHER INFORMATION FOR STOCKHOLDERS

84	Stockholder Proposals for the 2027 Annual Meeting of Stockholders

84	Householding of Proxy Materials

85	Other Information

A-1	ANNEX A – RECONCILIATION OF NON-GAAP AND GAAP FINANCIAL MEASURES

# QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Vital Farms, Inc.

3601 South Congress Ave.

Suite C-100

Austin, Texas 78704

PROXY STATEMENT

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), Vital Farms, Inc. (“we,” “us,” “our” or the “Company”) has elected to provide access to our Proxy Materials (as defined below) over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) because the Company’s Board of Directors (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, including at any adjournments or postponements thereof, to be held on Wednesday, June 10, 2026 at 9:00 a.m., Central Time. The Annual Meeting can be accessed by visiting www.proxydocs.com/VITL. You will need to register to attend or participate in the Annual Meeting by 5:00 p.m., Central Time, on June 9, 2026, using the control number provided on the Notice of Internet Availability or your proxy card, if applicable.

The Notice of the 2026 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this proxy statement, the proxy card or voting instruction form and our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 (the “Annual Report” and collectively, the “Proxy Materials”) are available to stockholders on the internet.

The Notice of Internet Availability will provide instructions as to how a stockholder of record may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice of Internet Availability will also provide voting instructions. Please note that while our Proxy Materials are available at the website referenced in the Notice of Internet Availability and our Notice of Annual Meeting, proxy statement and Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice of Internet Availability on or about April 27, 2026 to all stockholders of record entitled to vote at the Annual Meeting. The Proxy Materials will be made available to stockholders on the internet on the same date.

What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each notice to ensure that all of your shares are voted.

Will I receive any other Proxy Materials by mail?

You will not receive any additional Proxy Materials via mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice of Internet Availability. We may elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability, which we may send on or after May 7, 2026.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on April 17, 2026 (the “Record Date”).

How do I attend the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To participate in the

2	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Annual Meeting, you will need to visit www.proxydocs.com/VITL and register by 5:00 p.m., Central Time, on June 9, 2026, using the control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials, as applicable. If your shares are held by a broker, use the control number provided by your broker found on your notice or voting instruction form.

We recommend that you log in approximately 15 minutes in advance of the start time of the Annual Meeting to ensure that you are logged in when the meeting starts. Information on how to vote online during the Annual Meeting is discussed below.

What if I cannot find my control number?

Please note that if you do not have your control number and you are a stockholder of record, please contact us at investors@vitalfarms.com and we will be able to provide your control number to you. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.

What do I do if I have technical difficulties in connection with the Annual Meeting?

Please note that in order to attend the Annual Meeting, you must register at www.proxydocs.com/VITL by 5:00 p.m., Central Time, on June 9, 2026. Upon registration, you will receive an email with additional information regarding how to access the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m., Central Time. We encourage you to access the Annual Meeting approximately 15 minutes in advance of the start time to allow ample time for you to access the meeting and test your computer audio system. We recommend that you carefully review the above procedures needed to gain admission in advance. Technicians will be ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the meeting during check-in or during the meeting, please call the technical support number that will be provided in your emailed instructions after your successful registration at www.proxydocs.com/VITL.

How do I ask a question at the Annual Meeting?

As part of the Annual Meeting, we will hold a question-and-answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of the Record Date who have registered in advance to attend the Annual Meeting may submit questions or comments that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you register to attend the Annual Meeting at www.proxydocs.com/VITL using the control number provided in the Notice of Internet Availability and typing your question in the appropriate box in the registration form. We do not intend to post questions received during the Annual Meeting on our website.

In accordance with the rules of conduct, we ask that you limit your question to one brief question that is germane to the Annual Meeting and the items of business presented. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled out of order if they are, among other things, irrelevant, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal or business interests.

Will a list of record stockholders as of the record date be available?

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours by any stockholder for any purpose germane to the meeting for the ten days ending the day prior to the Annual Meeting at our offices. Please email investors@vitalfarms.com to arrange for in-person examination.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote online during the Annual Meeting. On the Record Date, there were a total of 42,848,454 shares of common stock outstanding and entitled to vote.

2026 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker or other agent, as required. Check with your brokerage firm, bank, dealer or other similar organization, and further follow the instructions you receive during the registration process prior to the Annual Meeting.

What am I voting on?

There are three matters scheduled for a vote:

•	Proposal 1: Election of two Class III directors to hold office until the 2029 annual meeting of stockholders;

•	Proposal 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.

•	Proposal 3: Advisory approval of the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement in accordance with SEC rules (the “say-on-pay vote”).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the proxyholder (one of the individuals named on your proxy card) will vote as recommended by the Board or, if no recommendation is given, will vote on those matters in accordance with their best judgment.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet. To vote through the internet, go to www.proxypush.com/VITL to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability. Your internet vote must be received prior to the start of the Annual Meeting to be counted.

•

By Telephone. Call 1-866-291-7284 toll-free from the United States, U.S. territories and Canada, and follow the instructions on the Notice of Internet Availability. You will be asked to provide your control number from the Notice of Internet Availability. Your telephone vote must be received prior to the start of the Annual Meeting to be counted.

•

By Proxy Card. Complete and mail the proxy card that may be requested and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

Online During the Annual Meeting. Access the Annual Meeting by visiting www.proxydocs.com/VITL and providing your control number from your Notice of Internet Availability. You must register to attend the Annual Meeting by 5:00 p.m., Central Time on June 9, 2026 and follow the instructions you receive after your successful registration to access the Annual Meeting and to vote your shares during the meeting.

4	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote online during the Annual Meeting, you may be required to obtain a valid proxy card from your broker or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy card, and access the Annual Meeting by following the instructions you receive after your successful registration at www.proxydocs.com/VITL using the control number provided by your bank, broker or other nominee.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

	ITEM OF BUSINESS	VOTING RECOMMENDATION

Proposal 1	The election of the two Class III director nominees	“FOR” each of the nominees

Proposal 2	The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026	“FOR”

Proposal 3	Advisory approval of the compensation of our NEOs	“FOR”

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, (1) “FOR” the election of each of the two nominees for director, (2) “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm, and (3) “FOR” the advisory approval of our NEO compensation. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using their best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your broker, bank or other nominee how to vote your shares. Banks, brokers and other nominees can vote your unvoted shares on routine matters but cannot vote such shares on non-routine matters. If you do

2026 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

not timely provide voting instructions to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal 1) and the say-on-pay vote (Proposal 3) are each considered a non-routine matter. The ratification of the selection of our independent registered public accounting firm (Proposal 2) is a routine matter. We encourage you to provide voting instructions to your bank, broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

•	by submitting another properly completed proxy with a later date;

•	by transmitting a subsequent vote over the internet or by telephone prior to the start of the Annual Meeting;

•	by registering to attend and attending the Annual Meeting and voting online; or

•	by sending a timely written notice to our Corporate Secretary in writing at 3601 South Congress Ave., Suite C-100, Austin, Texas 78704 that you are revoking your proxy.

Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote. Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the meeting are present, in person, by remote communication or by proxy duly authorized, at the Annual Meeting. On the Record Date, there were 42,848,454 shares outstanding and entitled to vote. Thus, the holders of 21,424,228 shares must be present or represented by proxy at the Annual Meeting to have a quorum. The inspector(s) of election appointed for the Annual Meeting will determine whether or not a quorum is present.

Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These unvoted shares with respect to “non-routine” matters are counted as “broker non-votes.” Proposal 1 and Proposal 3 are each considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with these proposals.

6	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

PROPOSAL NO.	PROPOSAL DESCRIPTION	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES	MATTER

Proposal 1	Election of directors	Directors are elected by a plurality of the votes of the shares present in person, by remote communication or represented by authorized proxy at the Annual Meeting and entitled to vote generally on the election of directors. In other words, the two nominees receiving the most “For” votes will be elected; withheld votes will have no effect.	Under plurality voting, there are no abstentions	No effect	Non-routine

Proposal 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm	“For” votes from the holders of a majority of the voting power of the shares present in person, by remote communication or represented by authorized proxy and entitled to vote on the matter.	Against	Not applicable(1)	Routine

Proposal 3	Advisory approval of the compensation of our NEOs	“For” votes from the holders of a majority of the voting power of the shares present in person, by remote communication or represented by authorized proxy and entitled to vote on the matter.	Against	No effect	Non-routine

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee has discretionary authority to vote your shares on this proposal.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at our Annual Meeting. We will publish final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please call (877) 455-3063 or email investors@vitalfarms.com. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

2026 Proxy Statement	7

12 LARGE EGGS
TENDED BY HAND
PASTURE-RAISED
Made with FRESH AIR and SUNSHINE
EST. 2007
Vital FARMS
108 SQ FT PER HEN on ROTATED PASTURES

# PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Board is currently composed of eight directors. There are two directors whose term of office expires in 2026. At the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the two individuals listed in the table below for election as directors at the Annual Meeting. If the nominees listed below are elected, they will each hold office until the annual meeting of stockholders in 2029 and until each of their successors has been duly elected and qualified or, if sooner, until the director’s resignation or removal. All nominees are currently serving on our Board, have consented to being named in this proxy statement and have indicated their intent to serve the entire three-year term if elected.

Our Certificate of Incorporation provides for a classified Board consisting of three classes of directors. Currently, Class I consists of three directors, Class II consists of three directors and Class III consists of two directors. Each class serves for a three-year term. Vacancies on our Board may be filled by the affirmative vote of a majority of directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Our Nominating and Corporate Governance Committee is charged with oversight of the Company’s governance structure, including the size and composition of the Board, and engages in regular discussions regarding whether the current size of the Board remains appropriate.

Each of the nominees listed below is currently a member of our Board and was previously elected to the Board by our stockholders. Each of these nominees has agreed to stand for re-election at the Annual Meeting. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. The Board has no reason to believe that any of the nominees would prove unable to serve if elected.

The brief biographies below include information, as of the date of this proxy statement, regarding the nominees’ principal occupation, business experience and education, along with the particular experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to determine that each director or nominee should serve on the Board. There are no family relationships among any of our executive officers or directors. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

DIRECTOR NOMINEES	AGE(1)	TERM EXPIRES	POSITION(S) HELD	DIRECTOR SINCE

Russell Diez-Canseco	54	2026	President, Chief Executive Officer, Executive Chairperson and Director	2019

Kelly J. Kennedy	57	2026	Director	2019

(1)	As of the Record Date

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PROPOSAL 1: ELECTION OF DIRECTORS

Age: 54 Director since: 2019

RUSSELL DIEZ-CANSECO

President, Chief Executive Officer and Executive Chairperson

Russell Diez-Canseco has served as our President and Chief Executive Officer since May 2019 and as a member of our Board since December 2019. Prior to this, Mr. Diez-Canseco served as our President and Chief Operating Officer from November 2015 to April 2019, as our Chief Operating Officer from October 2014 to October 2015 and as our Vice President of Operations from January 2014 to September 2014. In February 2026, Mr. Diez-Canseco was elected by the Board to serve as its Executive Chairperson, upon the retirement of the Company’s former Executive Chairperson Matthew O’Hayer. Prior to joining us, Mr. Diez-Canseco spent several years with McKinsey & Company, a worldwide management consulting firm, H-E-B, a supermarket chain, and the Central Intelligence Agency. Mr. Diez-Canseco received his M.B.A. from Harvard Business School and earned his A.B. in Economics from the University of California at Berkeley.

In his over 12 years with Vital Farms, Mr. Diez-Canseco has helped oversee the expansion of our farm network, the development of our processing capabilities, taking Vital Farms public and our growth as a public company since. His extensive knowledge of Vital Farms and our industry, combined with his experience in the retail and food industries, make Mr. Diez-Canseco qualified to serve on our Board and continue leading Vital Farms as we pursue our long-term strategic goals.

Favorite farm memory: The first time I visited a Vital Farms farm and was able to experience the rush of birds out into the pasture first thing in the morning.

Age: 57 Director since: 2019

KELLY J. KENNEDY

Kelly J. Kennedy has served as a member of our Board since December 2019. Since November 2023, Ms. Kennedy has served as the Chief Financial Officer of Willow Innovations, Inc., which launched the world’s first wearable breast pump. Previously, Ms. Kennedy served as the Chief Financial Officer of The Honest Company from January 2021 to September 2023, and as the Chief Financial Officer of The Bartell Drug Company, a family-owned pharmacy chain from September 2018 until its sale to Rite Aid in December 2020. Since December 2023, Ms. Kennedy has served on the board of directors of GoodRx Holdings, Inc., where she is a member of the Audit Committee. Since August 2024, Ms. Kennedy has served on the board of directors of Satellogic Inc., where she is the chair of the Audit Committee. Ms. Kennedy has also served on the boards of directors of FirstFruits Farms LLC since December 2019 and of Skinny Mixes, LLC since July 2023. Ms. Kennedy served on the board of directors of Sur La Table, Inc. from September 2018 to November 2020 and of RAD Power Bikes from July 2021 to December 2025. Ms. Kennedy received her M.B.A. from Harvard Business School and her B.A. in Economics from Middlebury College.

Since joining our Board prior to our initial public offering, Ms. Kennedy has been an indispensable source of guidance and expertise on financial and operational matters, driven by her comprehensive experience as a public and private company executive. Among our growth strategies is scaling a world-class organization, and the Board continues to value Ms. Kennedy’s oversight as the company builds out the systems and processes necessary to achieve $2 billion in annual revenue.

Favorite farm memory: This may not be “favorite,” but my most memorable was learning what an electric fence was on my first visit to my family’s farm in Michigan. Ouch!

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NAMED DIRECTOR NOMINEES.

Information About Our Continuing Directors

Set forth below are the names, ages and length of service of the members of our Board whose terms continue beyond the Annual Meeting.

CONTINUING DIRECTORS	AGE(1)	TERM EXPIRES	POSITION(S) HELD	DIRECTOR SINCE

Kofi Amoo-Gottfried	46	2027	Director	2021

William Cyr	63	2027	Director	2025

Karl Khoury	56	2027	Director	2015

Glenda Flanagan	72	2028	Director	2020

Denny Marie Post	68	2028	Lead Independent Director	2019

Gisel Ruiz	55	2028	Director	2020

(1)	As of the Record Date

The principal occupation, business experience and education of each continuing director are set forth below.

Age: 46 Director since: 2021

KOFI AMOO-GOTTFRIED

Kofi Amoo-Gottfried has served as a member of our Board of Directors since January 2021. Mr. Amoo-Gottfried has served as Chief Marketing Officer of DoorDash, Inc. since December 2021. Mr. Amoo-Gottfried previously served as Vice President of Marketing for DoorDash from May 2019 to December 2021. In March 2026, Mr. Amoo-Gottfried announced that he plans to step down from DoorDash in May 2026. Prior to joining DoorDash, Mr. Amoo-Gottfried held various roles at Facebook, Inc. from November 2015 to February 2019, including Vice President of Brand & Consumer Marketing from August 2018 to January 2019. Before joining Facebook, Mr. Amoo- Gottfried served in various roles at advertising agencies, including FCB NY, Leo Burnett and Publicis Groupe, and was also Global Communications Director for Bacardi Rums. Mr. Amoo-Gottfried has also served on the board of directors of Stitch Fix, Inc. since December 2022. Mr. Amoo-Gottfried received his B.A. in economics and international studies from Macalester College.

Achieving our goal of becoming America’s most trusted food company will depend on maintaining brand loyalty among our existing consumers and earning new ones. Mr. Amoo-Gottfried brings to our Board insights from a career in building and strengthening world-class brands, experience we will continue to rely on as we grow.

Favorite farm memory: My favorite farm memory goes all the way back to my childhood in Ghana - visiting the cocoa farms with my dad and getting to watch as the produce got prepped for market.

2026 Proxy Statement	11

PROPOSAL 1: ELECTION OF DIRECTORS

Age: 63 Director since: 2025	WILLIAM CYR

William Cyr has served as the Chief Executive Officer of Freshpet, Inc., a pet food company whose mission is to elevate the way we feed our pets with fresh food that nourishes all, where he also serves as a member of the board of directors. Before assuming his role at Freshpet, Mr. Cyr served as President and Chief Executive Officer of Sunny Delight Beverages Co. from August 2004 to February 2016. Prior to joining Sunny Delight Beverages, Mr. Cyr spent 19 years at Procter & Gamble, where he ultimately served as the Vice President and General Manager of the North American Juice Business and Global Nutritional Beverages. Mr. Cyr serves as a Board and Executive Committee Member of the Consumer Brands Association, a position he has held since 2002. Mr. Cyr received his A.B. in History and East Asian Studies from Princeton University.

Our Board appointed Mr. Cyr in July 2025 because of his experience in leading consumer-facing brands through many of the same challenges we have faced, including building out multiple processing facilities, implementing a digital transformation and pursuing sustainable growth as a newer public company. This experience positions Mr. Cyr to provide valuable oversight and counsel to our management team as they pursue our future strategic goals and qualifies him to serve on our Board.

Favorite farm memory:

I grew up in the Lehigh Valley in Pennsylvania. Every fall, local farms would host farm tours on a particular weekend. One year, it was pouring rain that weekend, but we still went to two or three farms and picked fresh apples, watched them milk the cows and feed the chickens. I came home soaked and muddy – and with the realization that farmers work every day – rain or shine – to feed us.

Age: 56 Director since: 2015	KARL KHOURY

Karl Khoury has served as a member of our Board since January 2015. Mr. Khoury cofounded and has served as a partner at Arborview Capital, a venture capital firm focused on resource efficiency and sustainability, since the firm’s inception in March 2008. Prior to co-founding Arborview Capital, he served as a partner with Columbia Capital, a sector-focused venture capital firm with over $2 billion under management. In addition to Vital Farms, Mr. Khoury is a member of the board of directors of multiple Arborview Capital portfolio companies including Alpen High Performance Products, Kite Hill, Rachio, and Soupergirl. Mr. Khoury is on the Board of Trustees of the MD/DC chapter of the Nature Conservancy. Mr. Khoury received his B.S. in Finance from Lehigh University.

It is essential that as we continue to grow, we do not lose sight of our purpose or stray from our founding principles. As one of our earliest investors and as the head of a mission-aligned investment business, Mr. Khoury benefits our Board by ensuring that we maintain our long-term stakeholder focus while providing insights from a career in sustainable finance.

Favorite farm memory:
Our family visits to local apple orchards and pumpkin patches with our three daughters. They are now in high school and college, so our visits have become less frequent the past few years.

12	2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Age: 72 Director since: 2020	GLENDA FLANAGAN

Glenda Flanagan has served as a member of our Board since July 2020. In March 2022, Ms. Flanagan became the Executive Vice President and Chief Financial Officer and a member of the board of directors of Healthy America, LLC. Ms. Flanagan served as the Executive Vice President and Chief Financial Officer of Whole Foods Market, Inc. from 1988 through May 2017. From May 2017 through February 2022, she served as the Executive Vice President and Senior Advisor at Whole Foods. Additionally, Ms. Flanagan currently serves on the boards of directors of Whole Foods Market Foundation, as well as the public company Credit Acceptance Corporation. Ms. Flanagan holds a B.B.A. in accounting from the University of Texas at Austin.

Fulfilling our financial commitments to investors and other stakeholders is central to our long-term success. Ms. Flanagan brings to our Board a career of experience in financial leadership with a leading consumer and health-related retailer and a deep understanding of the perspective of our customers. Her expertise in accounting, financial and investor relations matters informs discussions among our Audit Committee and full Board, positioning us to continue to meet stakeholder expectations.

Favorite farm memory:

When I was a young girl in Austin, my grandparents had a farm just outside of town and we would go to visit them almost every Sunday. They frequently saved the eggs for us to collect – we loved carrying the baskets down to the chicken yard and then feeling the warmth of the freshly laid eggs. Now my sister lives on a farm, and I love watching my grandkids get to do the same – they love it.

Age: 68 Director since: 2019	DENNY MARIE POST Lead Independent Director

Denny Marie Post has served as a member of our Board since December 2019. Ms. Post has served on the board of directors of Travel & Leisure Co. since May 2018, Libbey, Inc. since November 2020 and True Food Kitchen since September 2024. Ms. Post previously served as Co-President of Nextbite, a virtual restaurant and online order management business. Prior to that, Ms. Post served on the board of directors of Red Robin Gourmet Burgers, Inc., a casual dining restaurant chain, from August 2016 to April 2019 and served in a variety of senior management roles from August 2011 to April 2019, including President, Chief Executive Officer, Chief Concept Officer and Chief Marketing Officer. Ms. Post has previously held management positions at TMobile US, Inc., Starbucks Corporation, Burger King Worldwide Inc., and KFC USA as well as priszm brandz (a joint venture of YUM! Brands, Inc.). Ms. Post received her certificate in Finance from Wharton School of Business at the University of Pennsylvania and her B.A. in Journalism and Social Sciences from Trinity University.

Ms. Post’s experience leading large, consumer-facing businesses, together with her expertise in branding and marketing, make her a valuable asset on our Board. Additionally, in her role as Lead Independent Director, Ms. Post provides keen governance oversight, effective representation of our independent Board members and partnership with our Executive Chairperson in leading the Board.

Favorite farm memory: A field trip to a working dairy farm as a kid, with my very proper mom along to help supervise in a dress and heels (not the best outfit for the occasion!).

2026 Proxy Statement	13

PROPOSAL 1: ELECTION OF DIRECTORS

Age: 55 Director since: 2020

GISEL RUIZ

Gisel Ruiz has served as a member of our Board since May 2020. Ms. Ruiz has also served on the boards of directors of Cracker Barrel Old Country Store, Inc. since September 2020, of Univision Communications Inc. since November 2020, of Ulta Beauty, Inc. since March 2022, and of Executive Network Partnering Corporation from September 2020 to October 2022. Prior to that, Ms. Ruiz served as Executive Vice President and Chief Operating Officer of Sam’s West, Inc., a national chain of membership-only retail warehouse clubs, from February 2017 to June 2019. Ms. Ruiz has also held multiple leadership positions at Walmart, Inc., both in the U.S. and International business segments from 1992 through February 2017, including executive roles from 2010 to February 2017. Ms. Ruiz served on the board of directors of Walmart de Mexico S.A.B. de CV, a multinational retail chain from October 2016 to May 2019. Ms. Ruiz received her B.S. in Marketing and is a graduate of the Retail Management Institute program at Santa Clara University. She is currently on the Santa Clara University board of advisors serving the Retail Management Institute.

As we push to reach $2 billion in annual revenue, effective and efficient operations are paramount. Ms. Ruiz’s experience overseeing operations for a large international company helps inform the decisions that our management makes as we continue to build our supply chain and processing capabilities.

Favorite farm memory:
My parents met working the fields of the San Joaquin Valley. My sister and I would join dad on his rounds, bringing home fresh tomatoes and cantaloupes to share with friends and neighbors.

14	2026 Proxy Statement

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Director Skills and Qualifications

In addition to the information provided in our directors’ biographies and elsewhere in this proxy statement, the following table summarizes certain skills and experience of our current directors, taking into account a number of qualifications we believe are important for service on our Board. This table is based in-part on self-reported data collected from our directors. The table is intended to provide a summary of our directors’ qualifications and should not be considered to be a complete list of each director’s strengths and contributions to our Board.

## SKILLS AND EXPERIENCE

Corporate Strategy and Planning
8
Senior Leadership Experience
7
Corporate Governance
7
Operations / Supply Chain
6
Human Capital Management
6
Capital Allocation
6
Food or Consumer Products Industry Experience
5
Business Development / M&A
4
E-Commerce
4
Financial Reporting, Oversight or Accounting
4
Marketing / Brand Management
3
Agriculture / Sustainability
3
Environmental, Social and Governance / Impact
2
Technology / Cybersecurity / Artificial Intelligence
2

In assessing candidates for director nomination, our Board and Nominating and Corporate Governance Committee consider a diverse range of skills, qualifications, experiences, and perspectives deemed appropriate to maintain a balance of knowledge, experience, tenure and capability on the Board.

2026 Proxy Statement	15

SEE A FARM
WHERE THESE EGGS WERE LAID AT VITALFARMS.COM/FARM
FARM: FREEBIRD
USE BY: JUN/27/25
NOT STAMPED? CHECK THE OTHER SIDE!

# INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Corporate Governance Highlights

•	7 of 8 directors are independent, including each member of the Board’s standing committees

•	6 of 8 directors (including the chairperson of each standing committee) are women and/or members of underrepresented minority groups

•	Lead Independent Director with robust governance oversight

•	Recent implementation of director resignation policy in uncontested elections

•	Ongoing focus on Board refreshment, including an established tenure limit of 12 years

•	Regular committee meetings and executive sessions without members of management present

•	Proactive investor engagement, including governance-focused listening sessions with 34% of non-affiliated stockholders since April 2025

•	Overall attendance by our directors at Board and standing committee meetings of 100% in 2025

Board Independence

Under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board. Our Board consults with the Company’s counsel to ensure that the Board’s determinations with respect to independence are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Based on information provided by each director concerning such director’s background, employment and affiliations, the Board has determined that none of our directors, other than Mr. Diez-Canseco, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq listing standards. The Board also determined that each member of our Audit, Compensation and Nominating and Corporate Governance Committees satisfies the independence standards for such committees established by the SEC and the Nasdaq listing standards, as applicable. In making these determinations, our Board considered all facts and circumstances that our Board deemed relevant in determining their independence. Mr. Diez-Canseco is not independent due to his positions as Executive Chairperson, President and Chief Executive Officer. Mr. O’Hayer, who left the Board in February 2026, was not independent during his time on the Board due to his position as our Executive Chairperson.

Leadership Structure

Our Corporate Governance Guidelines specify that the Board will select our Chief Executive Officer and chairperson of the Board in the manner that the Board determines to be in the best interests of the Company’s stockholders and in accordance with any stockholder agreements. As a Delaware public benefit corporation, the Board also takes into account best interests of the Company, the pecuniary interests of its stockholders, those materially affected by the Company’s conduct and its public benefit mission when selecting our Chief Executive Officer and chairperson of the Board. The Board does not believe there should be a fixed rule regarding the positions of Chief Executive Officer and chairperson being held by different individuals, or whether the chairperson should be a Vital Farms employee or should be elected from among the non-employee directors. The needs of Vital Farms and the individuals available to assume these

2026 Proxy Statement	17

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

roles may require different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interests of our Company.

Pursuant to its charter, the Nominating and Corporate Governance Committee periodically reviews this matter and makes recommendations to the Board. Most recently, following the resignation of Matthew O’Hayer as chairperson of the Board in February 2026, the Nominating and Corporate Governance Committee recommended, and the Board determined, that the roles of Chief Executive Officer and chairperson of the Board should be combined. Accordingly, in February 2026, the Board appointed Mr. Diez-Canseco, our President and Chief Executive Officer, to the role of chairperson of the Board. The Board believes that Mr. Diez-Canseco’s familiarity with the Company and its industry and his extensive business experience qualify him to serve in such capacity. Combining the roles of Chief Executive Officer and chairperson of the Board enables Mr. Diez-Canseco to drive long-term strategy and agenda setting at the Board level, while maintaining responsibility for executing on that strategy as President and Chief Executive Officer. The Board further believes that having Mr. Diez-Canseco as chairperson of the Board and President and Chief Executive Officer allows him to serve as a liaison between the Board and other members of management and to ensure that any issues are relayed and addressed efficiently.

Our Corporate Governance Guidelines further specify that, in the event that we do not have an independent chairperson of the Board, the independent members of the Board may designate a Lead Independent Director. Our Lead Independent Director is Ms. Post, who has served in such capacity since August 2020. The Lead Independent Director’s duties include: (i) presiding at all meetings of the Board at which the chairperson is not present, including executive sessions of the independent directors; (ii) acting as liaison between the independent directors and the Chief Executive Officer and chairperson; (iii) presiding over meetings of the independent directors; (iv) consulting with the chairperson in planning and setting schedules and agendas for Board meetings; and (v) performing such other functions as the Board may delegate. In her role as Lead Independent Director, Ms. Post attends meetings of each of the Board’s standing committees and works with our Nominating and Governance Committee to carry out annual assessments of the Board, each standing committee and our Chief Executive Officer. Our Board is confident that the strength of our Lead Independent Director position, combined with Ms. Post’s experience serving in such role, provides an appropriate counterbalance to the combination of the Chief Executive Officer and chairperson roles and ensures robust oversight.

Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company.

Our Audit Committee has the responsibility to consider and discuss with the Company’s management and auditors, as appropriate, the Company’s guidelines and policies with respect to the management and assessment of risk in all areas of the Company’s business, including the Company’s major financial, accounting, operational, tax, legal, compliance and privacy risk exposures and the steps taken by management to monitor and control these exposures, such as the Company’s enterprise risk assessment and management programs. In addition, the Audit Committee considers material risks relating to data privacy, technology and information security, including cybersecurity and utilization of artificial intelligence, threats and back-up of information systems and the steps the Company has taken to monitor and control these exposures. The Audit Committee also oversees the performance of our internal audit function.

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Compensation Committee also reviews and oversees risks and risk management practices relating to human capital management.

18	2026 Proxy Statement

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Additionally, the Nominating and Corporate Governance Committee monitors the Company’s risk exposures related to environmental, social and governance matters and corporate social responsibility matters, including climate-related risks. Finally, the Nominating and Corporate Governance Committee oversees annual evaluations of the performance of the Board, each of the Board’s standing committees and the Company’s Chief Executive Officer, reviewing the results of each evaluation for areas of potential risk.

It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Board Refreshment and Tenure Limits

Our Board deeply values the thoughtful and robust deliberations that result from its current mix of shorter- and longer-tenured directors, which allows the Board to benefit from the historical and institutional knowledge of its longer-tenured directors as well as the additional perspectives contributed by its shorter-tenured directors. As part of its commitment to ongoing refreshment, the Board appointed William Cyr as a new director in July 2025 following an extensive analysis of the skill and experience profiles that would best supplement the Board’s existing composition.

Recognizing the importance of regular board refreshment in retaining this balance of tenure, our Board maintains a director tenure limit policy, first adopted in January 2025. Under this policy, a non-employee director will not be nominated for re-election to the Board if, at the time of the annual meeting of stockholders for which they are nominated, such non-employee director will have served on the Board for more than 12 years. Notwithstanding the 12-year tenure limitation, a director may be nominated for re-election to serve for a period of up to an additional three years, if our Board determines that doing so would limit excessive Board turnover over a short period of time or would otherwise be in the best interests of the Company. Employee directors are not subject to the tenure limit described above.

Our Board and our Nominating and Corporate Governance Committee regularly evaluate the Company’s evolving needs and consider the addition of new skills, qualifications and experience to the Board to ensure that the Board remains capable of addressing the risks, trends and opportunities that the Company may face in the future.

Director Resignation Policy

After engagement with stockholders and consultation with outside advisors and stakeholders, our Board adopted a policy in our Corporate Governance Guidelines that any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election must promptly offer to resign.

In such case, the Nominating and Corporate Governance Committee will make a recommendation on the offer to the Board. Within ninety (90) days following certification of the election results, the Board, in its sole discretion, would act on the Nominating Committee’s recommendation and would decide whether to accept or reject the offer of resignation. If the Board accepts a director’s tendered resignation pursuant to these guidelines, the Board will thereafter determine, in its sole discretion, whether to fill the vacancy or reduce the size of the Board. If the Board determines that there is a compelling reason for such incumbent director to remain on the Board and does not accept a director’s tendered resignation, such director shall continue to serve until the end of their term and until their successor is duly elected, or their earlier death, resignation or removal.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Any director who tenders resignation pursuant to these guidelines will not participate in the proceedings of either the Nominating and Corporate Governance Committee or the Board with respect to such resignation offer.

Annual Board and Committee Self-Assessments and Education

Our Board recognizes that a robust and constructive assessment process is an essential component of building an effective Board. As such, the Board and each standing committee conduct annual self-assessments. These are designed to elicit suggestions about a range of topics designed to assess Board and committee performance, including Board and committee composition, structure, responsibilities, information received, accountability, values and effectiveness, among other topics. To further drive accountability and continuous improvement, our Board self-assessment surveys also include individual assessments of each other member of the Board.

The Nominating and Corporate Governance Committee, in consultation with the Lead Independent Director, reviews the results of the Board self-assessments and considers the ways in which the Board processes and effectiveness may be enhanced based on the results of the assessment process. A similar process is followed by the chairperson of each standing committee. The results of the self-assessment, together with any suggested changes or new areas of focus, are discussed in executive session and then reported out to the full Board and each standing committee, as applicable. In addition, all members of our Board have the opportunity and are encouraged to attend director education programs to assist them in remaining current with best practices and developments in corporate governance.

Director Access to the Senior Leadership Team and Crew Members

Directors have full and free access to the Senior Leadership Team and other crew members. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer or the Corporate Secretary or directly by the director. The directors use their judgment to ensure that any such contact is not disruptive to our business operations.

The Board generally welcomes regular attendance from members of the Senior Leadership Team at each Board meeting to deliver functional reports and discuss long-term strategy. At times the Chief Executive Officer and other members of the Senior Leadership Team wish to have additional crew members with certain expertise to attend Board meetings.

Board Size and Composition

The number of directors comprising our Board is fixed from time to time by resolution of the Board, pursuant to our amended and restated Certificate of Incorporation (the “Certificate of Incorporation”). Our Board currently consists of eight members.

We believe that the current size of the Board is appropriate for our Company at this time. Furthermore, we believe that it is appropriate for our Company to continue to maintain a classified Board. The continuity, stability and institutional knowledge provided by having a significant portion of our Board carry over year-over-year is advantageous for us, particularly given our status as a Delaware public benefit corporation. As outlined in the section below titled “Information Regarding the Board and Corporate Governance – Delaware Public Benefit Corporation,” we elected in October 2017 to be converted into a public benefit corporation under the Delaware General Corporation Law (the “DGCL”). This designation requires our Board to consider certain interests other than the pecuniary interests of stockholders when managing the affairs of the company, including the interests of those materially affected by our Company’s conduct and the specified public benefits listed in our Certificate of Incorporation. We have found that the longer terms provided by our current Board structure allow us to more effectively familiarize and immerse our directors in the diverse stakeholder interests they are required to take into account as directors of a public benefit corporation. We further believe that excessive year-over-year Board turnover could limit our directors’ ability to familiarize themselves with these stakeholder interests and could risk these interests being given less than proper consideration.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

We have engaged, and continue to engage, in discussions with our investors and other stakeholders regarding various aspects of our corporate governance structure, including our classified Board. Based on these discussions, the Nominating and Corporate Governance Committee considers on an annual basis whether any changes to our governance structure, including our classified Board structure, are appropriate.

Board Meetings and Attendance

The Board oversees the business and affairs of our company and monitors the performance of our management. Our executive officers and management oversee our day-to-day operations.

Our Board held five meetings during the fiscal year ended December 28, 2025. With respect to the committees of our Board, the Audit Committee met eight times during the fiscal year ended December 28, 2025, the Compensation Committee met six times, and the Nominating and Corporate Governance Committee met five times. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board and the meetings of the standing committees of the Board on which they served during the fiscal year ended December 28, 2025 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). Total Board and standing committee attendance during the fiscal year ended December 28, 2025 was 100%.

At least quarterly, the independent directors meet in executive sessions without management or any non-independent directors. The purpose of these executive sessions is to promote open and candid discussion among the independent non-employee directors. In the fiscal year ended December 28, 2025, the Company’s independent non-employee directors met five times in regularly scheduled executive sessions of the Board.

It is our policy to encourage directors and nominees for director to attend the Annual Meeting, and seven of our eight then-current directors attended our 2025 annual meeting of stockholders. We anticipate that a majority of the members of the Board will attend the Annual Meeting.

Board Committees

Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each standing committee is composed entirely of independent directors. The Board may from time to time establish one or more special committees of the Board to address a particular matter(s) not specific to one of its standing committees. The following table provides current membership information for each of the standing committees of the Board:

NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Kofi Amoo-Gottfried			🌑*
William Cyr	🌑
Glenda Flanagan†	🌑
Kelly J. Kennedy†	🌑*	🌑
Karl Khoury		🌑	🌑
Denny Marie Post
Gisel Ruiz		🌑*	🌑

†	Audit Committee Financial Expert
*	Committee Chairperson

Below is a description of each standing committee of the Board. Each of the standing committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. Each of the standing committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

and submits its charter to the Board for approval. The charter for each standing committee of the Board is available in the “Investor Relations – Governance” section of our website, www.vitalfarms.com.

AUDIT COMMITTEE
Current Members: ▶ Kelly J. Kennedy (Chairperson) ▶ Glenda Flanagan ▶ William Cyr

Kelly J. Kennedy, Glenda Flanagan, Karl Khoury and William Cyr served as members of the Audit Committee during the fiscal year ended December 28, 2025. Effective July 1, 2025, Karl Khoury resigned from the Audit Committee and William Cyr was appointed as a member of the committee.

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement  audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

•	helping our Board oversee our corporate accounting and financial reporting processes, systems of internal control, financial statement audits and the integrity of the Company’s financial statements;

•

managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to prepare or issue audit reports or perform audit services;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters, including our whistleblower report system and addressing any reports submitted;

•	overseeing the Company’s compliance with applicable laws and ethical standards, including the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”);

•	reviewing related person transactions;

•	reviewing and assessing our risk management, risk assessment and major risk exposures with respect to financial, accounting, operational, tax, privacy, cybersecurity and information technology risks;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;

•	reviewing and resolving any material disagreements between our management and the independent registered public accounting firm; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our Board has determined that each member of the Audit Committee is independent under the Nasdaq listing standards. The Board has further determined that each of Ms. Kennedy and Ms. Flanagan is an “audit committee financial expert” within the meaning of the SEC regulations and applicable listing standards of Nasdaq. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

COMPENSATION COMMITTEE
Current Members: ▶ Gisel Ruiz (Chairperson) ▶ Kelly J. Kennedy ▶ Karl Khoury

Each of the current members of the Compensation Committee served throughout the fiscal year ended December 28, 2025. The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•

reviewing and approving the compensation of our executive officers and senior management, including our Chief Executive Officer, taking into account the Nominating and Corporate Governance Committee’s evaluation of the Chief Executive Officer’s performance;

•	administering our equity incentive plans and other benefit programs;

•

reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;

•

overseeing compliance with our Stock Ownership Guidelines (as amended, the “Stock Ownership Guidelines”), as applicable to our executive officers, and our Incentive Compensation Recoupment Policy; please see “—Executive Officer and Director Compensation — Stock Ownership Guidelines” and “—Executive Officer and Director Compensation — Incentive Compensation Recoupment Policy” below;

•	engaging consultants or outside advisors to support the Compensation Committee’s responsibilities;

•

reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	assisting our Board with oversight of policies and strategies relating to human capital management; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Current Members: ▶ Kofi Amoo-Gottfried (Chairperson) ▶ Gisel Ruiz ▶ Karl Khoury

Kofi Amoo-Gottfried, Karl Khoury, Denny Marie Post and Gisel Ruiz served as members of the Nominating and Corporate Governance Committee during the fiscal year ended December 28, 2025. Effective July 1, 2025, Denny Marie Post resigned from the Nominating and Corporate Governance Committee and Karl Khoury was appointed as a member of the committee.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•

identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on our Board;

•	considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

•	instituting plans or programs for the continuing education of our Board and orientation of new directors;

•	reviewing, evaluating and recommending to our Board succession plans for our executive officers;

•	conducting the annual review and evaluation of the performance of the Company’s Chief Executive Officer;

•	developing and making recommendations to our Board regarding corporate governance guidelines and matters, including in relation to corporate social responsibility;

•

providing oversight of environmental, social and governance and corporate social responsibility matters related to what we refer to as our Impact function, including our environmental sustainability initiatives, climate-related risks and opportunities and our obligations as a public benefit corporation;

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

•	determining and periodically reviewing compensation for our non-employee directors;

•	reviewing and assessing the independence of our Board and committee members under applicable Nasdaq and SEC standards;

•	overseeing compliance with our Stock Ownership Guidelines, as applicable to non-employee directors, and Pledging Policy; and

•	managing periodic evaluations of the Board’s performance, including the performance of our standing Board committees.

Our Board has determined that each member of the Nominating and Corporate Governance committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board, and in turn the Nominating and Corporate Governance Committee, consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, an understanding of Vital Farms’ industry and being older than 21.

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board considers other factors, such as: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstrating excellence in their field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; (vi) having a diverse personal background, perspective and experience; and (vii) having the commitment to rigorously represent the long-term interests of the Company’s stakeholders consistent with the Company’s public benefit corporation status.

The Board and the Nominating and Corporate Governance Committee review candidates for director nomination in the context of the current composition of the Board, our operating requirements and the long-term interests of our stakeholders. In conducting this assessment, the Board and the Nominating and Corporate Governance Committee consider a diverse range of skills, qualifications, experiences, and perspectives deemed appropriate to maintain a balance of knowledge, experience, tenure and capability on the Board. For incumbent directors, the Board and the Nominating and Corporate Governance Committee review those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any relationships and transactions that might impair the directors’ independence. In the case of all director candidates, the Board and the Nominating and Corporate Governance Committee also determine whether the nominee is independent under applicable Nasdaq listing standards and SEC rules.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the committee deems to be helpful to identify candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks or any other means that the committee deems to be appropriate in the evaluation process. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s priority in selecting Board members is identification of persons who will further the interests of our Company through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board must meet the deadlines and other requirements to propose a resolution set forth under “Other Information for Stockholders—Stockholder Proposals for the 2027 Annual Meeting.”
CEO Evaluation

Our Board recognizes that a robust and constructive assessment process is essential to Vital Farms’ long-term success and effective succession planning. The Nominating and Corporate Governance Committee is responsible for conducting an annual review and evaluation of the performance of the Company’s Chief Executive Officer.
The Nominating and Corporate Governance Committee solicits feedback about the Chief Executive Officer’s performance through a survey of directors and members of the Senior Leadership Team. The survey is designed to solicit suggestions about a range of topics designed to assess the Chief Executive Officer’s performance, including integrity, tone, vision, leadership, board and stakeholder relations, culture and financial results, among other topics.
The results of the self-assessment, together with any suggested changes or new areas of focus, are discussed in executive session of the Nominating and Corporate Governance Committee and are then reported out to the full Board and the Compensation Committee to help evaluate Chief Executive Officer performance and make annual compensation determinations.
Code of Business Conduct and Ethics

We have adopted a Code of Conduct that applies to all our employees, officers and directors. This includes our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the “Investor Relations–Governance” section of our website, www.vitalfarms.com. If we ever were to amend or waive any provision of our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website set forth above rather than by filing a Current Report on Form
8-K.
Insider Trading Policy

The Board has adopted an Amended and Restated Insider Trading Policy (“
Insider Trading Policy
”), governing the purchase, sale, and/or other disposition of our securities by directors, officers and crew members that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. In addition, from time to time, the Company may engage in transactions in our company’s securities. It is our Company’s policy to comply with all applicable laws and regulations relating to insider trading. Please refer to the Insider Trading Policy filed as an exhibit to our most recent Annual Report for a complete description of the terms of such policy.
Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, Board composition and selection, Board tenure limits, Board meetings and involvement of senior management, attendance of non-directors,
Chief Executive Officer performance evaluation and succession planning and Board committees and compensation. The Corporate Governance Guidelines are available in the “Investor Relations–Governance” section of our website, www.vitalfarms.com.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Certified B Corporation

While not required by the DGCL or the terms of our Certificate of Incorporation, we have elected to have our social and environmental performance, accountability and transparency assessed against the proprietary criteria established by B Lab, an independent non-profit organization. As a result of this assessment, in December 2015, we were designated as a Certified B Corporation.

In order to be designated as a Certified B Corporation, companies are required to take a comprehensive and objective assessment of their positive impact on society and the environment. The assessment evaluates how a company’s operations and business model impact its workers, customers, suppliers, community and the environment.

Designation as a Certified B Corporation and continued certification is at the sole discretion of B Lab. To maintain our certification, we are required to update our assessment and verify our updated score with B Lab every three years. We were most recently recertified in March 2025.

Delaware Public Benefit Corporation

In addition to our Certified B Corporation designation, and as a demonstration of our long-term commitment to our mission to bring ethical food to the table by coordinating a network of family farms to operate with a well-defined set of agricultural practices that includes the humane treatment of farm animals as a central tenet, we elected in October 2017 to be treated as a public benefit corporation under the DGCL.

The DGCL requires a public benefit corporation to identify in its certificate of incorporation the public benefit or benefits it will promote and that its directors have a duty to manage the affairs of the corporation in a manner that balances the pecuniary interests of the corporation’s stockholders, the best interests of those materially affected by the corporation’s conduct, and the specific public benefit or public benefits identified in the public benefit corporation’s certificate of incorporation. Public benefit corporations organized in Delaware are also required to assess their benefit performance internally and to disclose to stockholders at least biennially a report detailing their success in meeting their benefit objectives. We released our most recent full Impact Report in April 2025 and released our Impact Update in April 2026. To learn more about these efforts please see both our most recent Impact Report and Impact Update on our Impact website, vitalfarms.com/impact, which include information on how we have supported each of the stated public benefit objectives listed in our Certificate of Incorporation in satisfaction of the requirements of Section 366(b) of the DGCL. The information contained on, or accessible through, the website is not incorporated by reference into this proxy. We have included the website in this proxy solely as an inactive textual reference.

As provided in our Certificate of Incorporation, the public benefits that we promote, and pursuant to which we manage our Company, are: (i) bringing ethically produced food to the table; (ii) bringing joy to our customers through products and services; (iii) allowing crew members to thrive in an empowering, fun environment; (iv) fostering lasting partnerships with our farms and suppliers; (v) forging an enduring profitable business; and (vi) being stewards of our animals, land, air and water, and being supportive of our community.

Investor Engagement Efforts

We proactively engage with stockholders and other stakeholders throughout the year to learn their perspectives on significant issues. This engagement helps us better understand stockholder priorities and perspectives and helps foster an ongoing constructive dialogue with our community of stockholders. The Board and our management team carefully consider the feedback from these meetings, as well as stockholder support and feedback at our annual meetings, when reviewing our business practices, corporate governance framework and executive compensation program.

Following our 2025 annual meeting of stockholders, we engaged in meetings with investors owning approximately 28% of our outstanding shares, or 34% of our outstanding shares held by non-affiliates, to better understand their perspectives on our operations and strategy and our policies and approaches to governance, compensation, human capital and our commitment to Impact.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Based on this stockholder engagement and as a result of stockholder feedback, we adopted a director resignation policy in our Corporate Governance Guidelines that requires any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in an uncontested election to promptly offer to resign. For additional information on our director resignation policy see the “Information Regarding the Board and Corporate Governance—Director Resignation Policy” section of this Proxy Statement above.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Vital Farms, Inc., 3601 S Congress Ave., Suite C-100, Austin, Texas, 78704, Attn: Corporate Secretary, or email investors@vitalfarms.com. The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

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OUR COMMITMENT TO IMPACT

2025 Impact Highlights

•	We continued to make progress toward our short- and medium-term Impact-related goals, which we refer to as our Impact Goals, throughout 2025 and into 2026.

•	We maintained Egg Central Station as zero-waste-to-landfill (keeping landfill disposal below 10%) by investing in recycling infrastructure, including a plastic packaging baler.

•	We advanced our regenerative agriculture support for our family farmers by adding tailored technical assistance from third parties, including soil sampling, analysis, and farm planning pilots.

•	We engaged 59% of our farm network in additional regenerative agriculture practices, progressing toward our goal of 100% by the end of 2026.

•	We invested in people and culture through ReVITALize events, hosting more than 300 remote crew in Nashville, Tennessee and more than 300 Egg Central Station crew in Springfield, Missouri.

•

We delivered to the communities in which operate by donating over $500,000 and more than 680,000 pounds of food, including over 5.5 million eggs, to food banks through our partnership with Ozarks Food Harvest.

•	We placed hens on the first of our company-owned “accelerator farms.”

•	We strengthened our culture of ethics and governance by hosting our second annual Ethics Week, alongside regular ethics programming, and achieving our crew ethics training Impact Goal.

How We Do Business

At Vital Farms, our business and our culture are rooted in Conscious Capitalism, which prioritizes positive, long-term outcomes for all of our stakeholder groups:

STAKEHOLDERS	GUIDING PRINCIPLES

Farmers and Suppliers	Forming strong relationships with our network of more than 600 small farms, who are the foundation of our resilient and reliable supply chain

Customers and Consumers	Delivering the transparency, authenticity and quality that today’s consumers demand from food products

Crew Members	Empowering our crew members by investing in their financial security, development and overall well-being

Communities and Environment	Investing in the communities where we operate and being conscious stewards of the environment

Stockholders	Driving sustainable growth and long-term stockholder value

We promote sustainable practices, maintain clear and transparent communication with all stakeholders, and place an emphasis on being conscious environmental stewards. Our commitment to bringing ethical food to the table has helped us to integrate sustainable practices throughout our business. Our dedication to our stakeholders inspires us to continuously raise our standards and practices.

Our commitment to raising the standards of the food industry has made Impact an integral part of the Vital Farms business model and is core to our continued success. Our Senior Leadership Team and Board recognize the

2026 Proxy Statement	29

importance of this commitment, and we have a dedicated Impact team made up of crew members reporting to our Chief Legal Officer, Corporate Secretary and Head of Impact that works cross-functionally across our business to promote sustainability and further transparency.

As a Delaware public benefit corporation, our Board and executive team manage the Company with an eye toward promoting the long-term benefits of each of our stakeholders. Pursuant to Section 366(b) of the DGCL, we report periodically on how we have supported each of the stated public benefit objectives listed in our Certificate of Incorporation in our Impact Reports and Impact Updates. Please see “Information regarding the Board and Corporate Governance—Delaware Public Benefit Corporation” above for more information about our stated public benefit objectives. We released our most recent full Impact Report in April 2025 and released our Impact Update in April 2026.

Our Impact Report, available on our Impact website, vitalfarms.com/impact, is intended to satisfy the requirements of Section 366(b) of the DGCL. The information contained on, or accessible through, the website is not incorporated by reference into this proxy. We have included the website in this proxy solely as an inactive textual reference.

Our Approach to Impact and Impact Goals

The three pillars of our approach to Impact are:

(1)	building a resilient food system,

(2)	fostering a people first culture and

(3)	driving engaged and accountable oversight.

In late 2022, we first announced that we had taken the next steps to formalize our approach to Impact so that we can drive even more positive results. In doing so, we released short- and medium-term Impact Goals grounded in our purpose to improve the lives of people, animals and the planet through food. These Impact Goals were the result of a years-long evaluation process. As we have made progress on these Impact Goals, we have also added new Impact Goals, including a new Ethical Leadership and Governance Goal that we announced in early 2025.

Our short- and medium-term Impact Goals show a clear, disciplined path forward, and we are committed to transparent reporting on our progress toward these Impact Goals over the next several years. The table below outlines the progress we have made toward achievement of our Impact Goals through the end of 2025:

IMPACT TOPIC	GOAL	PROGRESS

ETHICAL LEADERSHIP AND GOVERNANCE Ensure we maintain a high standard of ethics as we grow	• Implement a formal company-wide ethics training program and ensure completion by >95% of all crew members by end of 2025	Achieved; 99%
	• Maintain >80% agreement that Vital Farms operates ethically and promotes an ethical culture in our crew engagement survey by 2026	We conduct a crew engagement survey every other year and our next one will occur in 2026.

CLIMATE CHANGE AND FARMER WELLBEING Mitigate climate risk in our supply chain and our farmers’ productivity	• Engage 100% of farmers on regenerative agriculture practices by end of 2026	59% of farmers engaged

CLIMATE CHANGE Mitigate climate risk in our operations	• Reduce operational greenhouse gas intensity by 25% by end of 2027 compared to base year 2022	-18.3%

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Building a Resilient Food System

The more than 600 family farms that supply our shell eggs are the foundation of our supply chain. These are located along what we call the PASTURE BELTTM, a region of the United States where weather is conducive to hens being outside as much as possible. Each hen has the freedom to roam and forage during the daytime on at least 108 square feet of pasture for natural food sources. Our animal welfare practices for the hens that lay our eggs are consistently audited both internally and by third-party farm auditors and certain retailers, and our organic egg farms are audited according to USDA National Organic Program standards.

Our practices are rooted in regenerative agriculture – the egg farmers in our network practice pasture rotation, which encourages nutrient cycling and allows soil to rest and recover between grazing. We are continuing to engage our farms on additional regenerative practices through training, educational resources and funding opportunities. We expanded our support for our farmers to engage in additional regenerative agriculture practices by providing dedicated technical assistance tailored to their individual operations. Through these efforts, we have engaged 59% of our farm network in additional regenerative agriculture practices, more than halfway to our goal of 100% by the end of 2026, strengthening the resilience of our farms and reducing long-term environmental and supply chain risk.

Our accelerator farms project, launched in 2024, envisions a small number of farms that we own and operate. These farms, which operate to the same high standards as our full family farm network, are dedicated research and development centers that allow us to more deeply understand the process of operating a successful pasture-raised egg farm. Accelerator Farms enable us to test and refine innovations, including new equipment, health monitoring technology, and pasture practices, while bearing the associated costs and operational risks ourselves. We placed hens on the first of our accelerator farms in 2025, which we believe will allow us to test and implement innovative farming practices that we can scale to the family farms in our network.

We recognize the importance of the environment as one of our stakeholders and are cognizant of the impact of our operations on animals, land, air and water. We are committed to responsible environmental practices that include climate change resilience, conservation of natural resources, pollution prevention, exploration of regenerative agricultural practices and reduction of waste. At our existing Egg Central Station egg washing and packing facility in Missouri, we have put this commitment to work by investing in a number of energy and water efficiency features, including regular water recirculation and bioretention features. In 2025, this facility received LEED Gold Certification.

Our efforts to reduce waste are further reflected in our continued achievement in 2025 of our goal to make Egg Central Station a “zero-waste-to-landfill” facility under the Total Resource Use and Efficiency rating system of 90%+ overall diversion from landfills over a twelve-month period. We implemented a number of affirmative steps to achieve this goal, including efforts to process more broken shell fragments, more efficiently utilize undersized eggs and work with customers to improve order accuracy and reduce spoilage. In 2025, we invested in a baler to compact plastic packaging used on the pallets that deliver our packaging, making recycling easier and eliminating what had previously been our largest landfill waste stream. Alongside this upgrade, we engaged our crew in reducing everyday waste through simple, practical changes, like adding new recycling stations and improving signage in break rooms and office spaces.

In 2025, we broke ground on Vital Crossroads, our planned second egg washing and packing facility with onsite cold storage in Seymour, Indiana. We are building on foundational key learnings and successes from building Egg Central Station in the development of Vital Crossroads.

We aim to use packaging that is recyclable and compostable, while prioritizing our food safety and quality standards, exemplified by our use of carbon-neutral, 100% post-consumer recycled paper cartons for all of our six, 12 and 18-count shell egg products. In 2025, 99.6% of our packaging was recyclable, 59% was compostable, and 82% incorporated post-consumer recycled materials. We believe that our focus on innovation, with the objective of reducing costs and improving the ecological impacts of our operations, provides a strategic benefit for all stakeholders.

2026 Proxy Statement	31

We carefully consider the effect that greenhouse gases can have on the communities we serve, especially on people who live in vulnerable areas. We have worked with greenhouse gas inventory experts to develop our Scope 1, 2, and 3 emissions inventories, which have been published in our annual Impact Reports since 2023.

Fostering a People-First Culture

We work to hire the very best crew members for each job and work to create a workplace that empowers them to live our mission and our values. We celebrate our differences and believe that a diverse team significantly increases opportunities for creativity and innovation. We survey our crew members’ engagement using a platform provided by the Great Place to Work organization, and based on the results of this survey, we were certified by this organization in 2025 as a Great Place to Work.

We take the health and safety of our crew members seriously, and we require our team to follow our safety standards and protocols. We perform regular safety audits to ensure that proper safety policies are in place and appropriate safety training is provided. At Egg Central Station, we work to reduce physicality as much as possible. We have automated certain jobs like tray washing, added scheduling blocks in our daily lineup template to prevent our crew members from working the same job for numerous days, and provided ergonomic handling equipment to help reduce job strain. In 2025, our Total Recordable Incident Rate at Egg Central Station was 3.03.

We believe in providing our crew members an environment of equal opportunity and the tools necessary to succeed. Our People team annually reviews our crew members’ pay to ensure that every employee receives pay equity for their roles. The benefits we provide to crew members include health insurance, 401(k) matching, equity grants, paid parental leave, leadership training, employee stock purchase plan participation, and complimentary Vital Farms products. For all our hourly crew members at Egg Central Station, we pay in excess of living wage for an individual living without children in that market and provide a full benefits package from the first day a crew member joins Vital Farms.

We continue to drive an inclusive and supportive work environment by intentionally cultivating a workplace where crew members of diverse backgrounds, identities, and experiences feel valued, respected, and empowered to contribute fully. This includes fostering diverse perspectives, removing barriers, ensuring fair access to opportunities, and creating an environment where all voices help shape how we operate. As part of this work, we have established seven crew resource groups. These voluntary, crew-led communities are open to all employees and foster connection, belonging, engagement, and professional development across the organization.

We aim to push ourselves to take meaningful, positive actions that have a direct impact on our stakeholders, including our family farmers, suppliers, customers, crew members, consumers, stockholders, communities and the planet. In service of this goal, we are committed to building a workplace where every crew member feels valued. By embedding Crew Impact into our operations and culture, we aim to build an innovative, resilient and impactful organization that stays true to its purpose of improving the lives of people, animals and the planet through food. Our Crew Impact function focuses on activities related to attracting, developing, retaining, and advancing talent, with the objective of supporting a workforce that reflects our stakeholders and the communities we serve. These efforts include intentional actions to build teams that reflect varying perspectives, reduce barriers, support fair access to opportunities, and ensure that diverse voices are considered and integrated into how we operate.

We support a vast network of community organizations through monetary and product donations, as well as paid time off for crew volunteering, with a focus on organizations promoting transparency, access to ethical food and animal welfare. We therefore measure success not only in financial terms, but also in our ongoing support of our communities and environment. In 2025, we regularly donated to charitable organizations, including donations of more than 680,000 pounds of food, including more than 5.5 million eggs, to food banks through our partnership with Ozarks Food Harvest.

32	2026 Proxy Statement

Driving Engaged and Accountable Oversight

We have established our corporate governance framework with three guiding principles:

(1)	effectively addressing the interests of our varied stakeholders

(2)	appropriately managing enterprise risks; and

(3)	fostering a culture of integrity and ethics throughout our organization.

Our Code of Conduct outlines the ethical philosophies that help each of our crew members and leadership keep these principles in mind when carrying out our business, and in 2024, our Board approved a revamped version of our Code of Conduct with broader topical coverage and more engaging, interactive elements for crew members. To underscore our commitment to fostering a culture of integrity and ethics, we celebrated our second annual Company-wide “Ethics Week” in October 2025, which included a Board panel, crew member contests and training programs.

We regularly review our corporate governance practices. Please see “Information regarding the Board and Corporate Governance—Director Resignation Policy” and “—Investor Engagement Efforts” above for more information regarding updates we made to our corporate governance practices in 2025.

We are among a very select group of U.S. companies that are publicly traded, Certified B Corporation by B Lab, and Delaware public benefit corporations. As a public benefit corporation, we are legally required to balance our pecuniary interests of our stockholders with the best interests of our stakeholders and those materially impacted by our actions. We believe that prioritizing the long-term viability of all stakeholders will produce stronger outcomes, for everyone, over time. Our Board and its committees help set the tone for Vital Farms and meet regularly to review policies, current regulations and industry best practices.

With respect to our sustainability initiatives and Impact Goals, our Nominating and Corporate Governance Committee receives updates from management, including our Head of Impact, at least quarterly and provides regular updates to the Board.

We routinely engage with our stakeholders to better understand their views, carefully considering the feedback we receive and acting when appropriate. To learn more about these efforts and our relevant policies, please visit our investor relations website, investors.vitalfarms.com, and our Impact website, vitalfarms.com/impact.

2026 Proxy Statement	33

PROPOSAL 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since 2019. Representatives of KPMG LLP are expected to be available during the Annual Meeting with the opportunity to make a statement if a representative from KPMG LLP so desires and to respond to appropriate questions.

Our organizational documents do not require that the stockholders ratify the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate fees billed to the Company for the fiscal years ended December 28, 2025 and December 29, 2024 by KPMG LLP, our independent registered public accounting firm. All fees described below were pre-approved by the Audit Committee:

	FISCAL YEAR

	2025	2024

Audit fees(1)	$2,294,354	$2,527,500

Audit-related fees	—	—

Tax fees	—	—

All other fees(2)	$250,941	$7,485

Total Fees	$2,545,295	$2,534,985
(1)

Audit fees relate to the audit of our annual financial statements, the audit of our internal control over financial reporting, review of interim financial statements and assistance with registration statements filed with the SEC.

(2)

All other fees for fiscal year 2025 consist of other items related to SEC matters and for fiscal year 2024 consist of attendance by certain crew members at an in-person training session conducted by KPMG LLP.

Pre-Approval Policies and Procedures

Our Audit Committee approves all audit and audit-related services and pre-approves all non-audit services provided by KPMG LLP before it is engaged by us to render non-audit services to ensure that the provision of these services does not impair the auditor’s independence. These services may include audit-related services, tax services and other non-audit services.

The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The pre-approval requirement does not apply with respect to non-audit services if:

•	all such services do not, in the aggregate, amount to more than 5% of the total fees paid by us to KPMG LLP during the fiscal year in which the services are provided;

2026 Proxy Statement	35

PROPOSAL 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•	such services were not recognized as non-audit services at the time of the relevant engagement; and

•	such services are promptly brought to the attention of and approved by the Audit Committee (or its delegate) prior to the completion of the annual audit.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 28, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025.

Vital Farms, Inc.

Audit Committee

Kelly J. Kennedy (Chairperson)

William Cyr

Glenda Flanagan

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

36	2026 Proxy Statement

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of the Record Date:

NAME	AGE	POSITION(S)

Russell Diez-Canseco	54	President, Chief Executive Officer and Executive Chairperson

Joanne Bal	59	Chief Legal Officer, Corporate Secretary and Head of Impact

Stephanie Coon	44	Chief Strategy Officer

Joseph Holland	57	Chief Supply Chain Officer

Kathryn McKeon	43	Chief Marketing Officer and General Manager, Butter

Peter Pappas	62	Chief Sales Officer and President, Eggs

Reena Van Hoven	43	Chief People Officer

Thilo Wrede	52	Chief Financial Officer

Biographical information for Mr. Diez-Canseco is included above with the director biographies under the caption “Election of Directors.”

Age: 59 Executive Officer Since April 2021	JOANNE BAL Chief Legal Officer, Corporate Secretary and Head of Impact

Joanne Bal has served as our Chief Legal Officer, Corporate Secretary, and Head of Impact since January 2026. Ms. Bal joined Vital Farms in April 2021 as our General Counsel, Corporate Secretary, and Head of Impact. Prior to joining us, Ms. Bal served as Vice President and Chief Counsel, Levi Strauss Americas, at Levi Strauss & Co., a global apparel company, from November 2016 to April 2021. Prior to Levi Strauss, Ms. Bal served as Managing Director, Legal Services and Segment General Counsel for Applied Materials, Inc., a leading provider of semiconductor equipment and services, from September 2010 to October 2016. Prior to that time, Ms. Bal held various legal and business roles in both public and private technology companies, including LSI Corporation (acquired by Broadcom Inc.), Navis LLC, and Identix Incorporated. Ms. Bal began her career in private practice at two internationally recognized law firms. Ms. Bal received her J.D. from the University of Chicago School of Law and her B.A. in Political Economy from the University of California, Berkeley.

Age: 44 Executive Officer Since January 2022	STEPHANIE COON Chief Strategy Officer

Stephanie Coon has served as our Chief Strategy Officer since January 2026. Ms. Coon joined Vital Farms in August 2021 as our Senior Vice President, Strategy and served as our Senior Vice President, People and Strategy from January 2022 to September 2024, before shifting in September 2024 to dedicate additional focus to our long-term strategic work as our Senior Vice President, Strategy from September 2024 to December 2025. Prior to joining us, Ms. Coon worked at KIND Snacks from October 2016 through June 2021, serving as Vice President of Strategic Development and Senior Vice President, Strategy & Execution. Prior to that, Ms. Coon worked as Director of Strategy at The Hershey Company and as an Associate Principal at McKinsey & Company. Ms. Coon received her M.Sc. in Educational Research Methodology from the University of Oxford and both her B.A. and M.A. in Public Policy from the State University of New York at Albany.

38	2026 Proxy Statement

EXECUTIVE OFFICERS

Age: 57 Executive Officer Since September 2024	JOSEPH HOLLAND Chief Supply Chain Officer

Joseph Holland has served as the Company’s Chief Supply Chain Officer since September 2024. Prior to his appointment as the Company’s Chief Supply Chain Officer, Mr. Holland served as Executive Vice President of Operations and Supply Chain at Curaleaf Holdings, Inc., an international provider of consumer cannabis products, publicly traded on the Canadian stock exchange, from February 2022 to July 2024. Mr. Holland previously served as Executive Vice President of Operations at Wheels Up Experience Inc., a provider of private aviation services, from October 2018 until February 2022. Prior to that, Mr. Holland served in a variety of supply chain and distribution roles at Ventura Foods LLC, Dean Foods Co., and Cadbury Schweppes plc. Mr. Holland received his M.B.A. from the Binghamton University School of Management and his B.S. in Economics from the University of Massachusetts at Amherst.

Age: 43 Executive Officer Since January 2022	KATHRYN MCKEON Chief Marketing Officer and General Manager, Butter

Kathryn McKeon has served as our Chief Marketing Officer and General Manager, Butter since January 2025 and as our Chief Marketing Officer since January 2022. Ms. McKeon joined Vital Farms in 2016 and has served in a number of roles with us, including Vice President of Marketing, Senior Director of Marketing, Director of Marketing and Brand Manager. Prior to joining us, Ms. McKeon worked in brand marketing for Mondelēz International, Inc. (formerly Kraft Foods). Ms. McKeon received her M.B.A. from the Stern School of Business at New York University and her B.B.A. in Marketing from The University of Texas at Austin.

Age: 62 Executive Officer Since October 2020	PETER PAPPAS Chief Sales Officer and President, Eggs

Peter Pappas has served as our Chief Sales Officer and President, Eggs since January 2025 and as our Chief Sales Officer since October 2020. Prior to joining us, Mr. Pappas served as Chief Commercial Officer at Califia Farms, a plant-based food and beverage company, from January 2019 to October 2020. Prior to Califia Farms, Mr. Pappas served as Executive Vice President of Sales and Operations for the Western Division of Advantage Solutions, a sales and marketing consultancy, from 2014 to October 2018. Mr. Pappas also served as Chief Customer Officer/SVP Sales & Marketing of Dean Foods, an American dairy processor, and as Vice President of U.S. Sales for MillerCoors Brewing Company, and he held positions of increasing responsibility with Pepsi Cola and PepsiCo. Mr. Pappas received his B.A. in International Relations and Business from University of California, Los Angeles.

2026 Proxy Statement	39

EXECUTIVE OFFICERS

Age: 43 Executive Officer Since September 2024	REENA VAN HOVEN Chief People Officer

Reena Van Hoven has served as the Company’s Chief People Officer since September 2024. Prior to her appointment as the Company’s Chief People Officer, Ms. Van Hoven served from April 2017 to September 2024 in a variety of roles of increasing responsibility with Danone S.A., a multinational food products company traded on the Euronext Paris exchange, most recently as Senior Vice President of Talent & Rewards—North America from July 2023 to September 2024, including Vice President, Talent – North America from April 2021 to August 2023, Vice President, Talent & HR Operations from April 2020 to April 2021 and other human resources roles. Prior to that, Ms. Van Hoven served in a variety of roles for WhiteWave Foods Co., which was acquired by Danone, S.A. in April 2017, and in the Human Resources, Audit & Enterprise Risk Services division of Deloitte. Ms. Van Hoven received her M.B.A. and B.S in Psychology and Business from Saint Louis University.

Age: 52 Executive Officer Since March 2023	THILO WREDE Chief Financial Officer

Thilo Wrede has served as the Company’s Chief Financial Officer since March 2023. Prior to his appointment as the Company’s Chief Financial Officer, Mr. Wrede served as the Global Chief Financial Officer of Sabra Dipping Company, LLC, a producer of fresh dips and spreads, since August 2020. Mr. Wrede previously served in a variety of roles at PepsiCo, a multinational food and beverage company, including Chief Financial Officer – Central and South America Foods and Chief Financial Officer – Caribbean and Central America Foods, from May 2014 through August 2020. Prior to joining PepsiCo, Mr. Wrede served in Equity Research Analyst roles for Jefferies & Company and Credit Suisse. Mr. Wrede received an engineering degree from Technische Universität Berlin and received his M.B.A. from Columbia Business School.

40	2026 Proxy Statement

HAPPY HENS
TENDED BY HAND
PASTURE RAISED
Made with FRESH AIR and SUNSHINE
EST. 2007
Vital FARMS
12 LARGE EGGS · GRADE A
FROM FARMERS WHO CARE
ETHICAL EGGS
TENDED BY HAND
PASTURE-RAISED
Freedom to FORAGE OUTDOORS YEAR ROUND

# PROPOSAL 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board recognizes the interests our investors have in the compensation of our NEOs. In recognition of that interest and as required by Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs for fiscal year 2025 as disclosed in this proxy statement in accordance with SEC rules and Item 402 of Regulation S-K, including the Compensation Discussion and Analysis (“CD&A”), compensation tables, and narrative discussion. In considering their vote, we urge stockholders to review the information on our compensation policies and decisions regarding the NEOs presented in the CD&A beginning on the following page of this proxy statement.

This advisory resolution, commonly known as a “say-on-pay” proposal, is non-binding. Although this resolution is non-binding, the resolution gives our stockholders the opportunity to express their views on our NEOs’ compensation for fiscal year 2025 as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The compensation of our NEOs subject to the vote is disclosed in the CD&A, the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our NEOs is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. We will conduct our next say-on-pay vote at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”).

Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our NEOs as described in this proxy statement by casting an advisory, non-binding vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers for fiscal year 2025, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

42	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This CD&A is intended to provide information on our compensation philosophy and objectives, the process we use to make decisions around executive compensation and the compensation of our named executive officers (“NEOs”) for the fiscal year ended December 28, 2025.

For fiscal year 2025, our NEOs were as follows:

Russell Diez-Canseco President, Chief Executive Officer and Executive Chairperson	Thilo Wrede Chief Financial Officer	Peter Pappas Chief Sales Officer and President, Eggs	Joanne Bal Chief Legal Officer, Corporate Secretary and Head of Impact	Joseph Holland Chief Supply Chain Officer

Executive Summary

We have designed our compensation program based on the following guiding principles:

•	Pay for Performance: Link the incentives of our executive officers with our company’s performance against our financial and strategic goals;

•	Talent Attraction and Retention: Attract, motivate and retain executive officers with the experience and skills necessary to achieve our long-term objectives;

•	Balance Short-Term and Long-Term Interests: Align the interests of our executive officers with short-term and long-term value creation for our stockholders and other stakeholders; and

•	Alignment with Purpose and Mission: Support our purpose of improving the lives of people, animals and the planet through food, and advance our mission of bringing ethical food to the table.

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COMPENSATION DISCUSSION AND ANALYSIS

In fiscal year 2025, we continued to make progress toward our long-term financial and strategic goals. The achievements and accomplishments considered by the Compensation Committee in making compensation-related decisions for our NEOs included the following:

Net Revenue	Adjusted EBITDA[2]

Continued advancement of our supply chain capabilities, including the installation of an additional egg washing and packing line at our Egg Central Station facility in Springfield, Missouri, groundbreaking on our next egg washing and packing facility in Seymour, Indiana, and exceeding 600 total family farms in our contracted farm network

Initial placement of birds on our company-owned accelerator farms	Completion of our multi-year digital transformation project, culminating in the launch and implementation of our new enterprise resource planning system

Our Compensation Committee undertakes a comprehensive annual review of our compensation strategy and competitive positioning to market, considering peer group compensation and compensation-related risks before approving NEO compensation. Taking into account the principles outlined above, the Compensation Committee made several notable compensation-related decisions for our NEOs for fiscal year 2025:

•

Reflecting our commitment to aligning incentives with long-term financial performance, the Compensation Committee elected to continue the NEO equity grant structure first introduced in fiscal year 2024, consisting of 50% performance stock units (PSUs), with three-year cliff vesting based on achievement of net revenue and Adjusted EBITDA Margin targets, and 50% time-vesting restricted stock units (“RSUs”).

•

A significant portion of our target executive compensation for fiscal year 2025 (78.9% for Mr. Diez-Canseco and 67.0% for our other NEOs) was variable and at-risk, aligned to our peer group average. In keeping with our company value of “Acting Like an Owner,” on average 52.4% of NEO compensation for fiscal year 2025 was in the form of stock-based equity awards.

•

Mr. Diez-Canseco received a base salary increase of approximately 3.4% compared to fiscal year 2024, and our other NEOs received base salary increases between 4.0% and 7.5% (with the 7.5% increase for Mr. Pappas reflecting his new role as President, Eggs effective January 2025).

•	Our 2025 short-term incentive program was earned at 93% based on our actual performance relative to net revenue and Adjusted EBITDA targets that were set in early 2025.

Say-on-Pay Voting Results

In keeping with our compensation objective of taking into account short-term and long-term stockholder interests, the Compensation Committee takes into consideration the views of our stockholders when making executive compensation decisions, including consideration of our annual advisory “say-on-pay” vote and additional feedback received from stockholders throughout the year.

[2]	Adjusted EBITDA is a non-GAAP financial measure and is reconciled to net income, its closest comparable GAAP measure, in Annex A to this proxy statement.

2026 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal year 2025 was our first year following termination of “emerging growth company” filing status and as such, the first year we conducted a say-on-pay vote. At our 2025 annual meeting, 93.1% of the shares represented voted in favor of our say-on-pay proposal. We believe this level of support demonstrates that our executive compensation program continues to be aligned with stockholders’ interests and our other compensation objectives. We did not make changes to our executive compensation program as a result of the say-on-pay voting results at our 2025 annual meeting, and our Compensation Committee intends to continue to consider the voting outcome of future say-on-pay proposals.

Compensation Philosophy, Objectives, and Design

We design our compensation program to ensure that we attract high-performing executives who will help advance our purpose and mission and that the incentives of these executives are aligned with the short-term and long-term interests of our stockholders. At the core of our program is the philosophy of pay for performance – when our company achieves its financial and strategic goals, our executives are rewarded.

We carry out the objectives of our compensation program through incorporation of a number of elements, as outlined below:

COMPENSATION OBJECTIVE	HOW WE ACCOMPLISH THE OBJECTIVE
Pay for performance

•

Annual short-term incentive program tied to achievement of financial goals

•

Significant portion of CEO and other NEO compensation consisting of equity-based incentives

•

Continued utilization of performance stock units for executive long-term incentive grants, which vest only upon achievement of certain financial targets

Talent attraction and retention

•

Annual review with independent compensation consultant to ensure program is competitive for top executive talent

•

Time-based and performance-based equity incentives with three-year vesting periods to encourage retention of key executives

Balance short-term and long-term interests

•

Pay mix that includes incentives tied to both annual and long-term company financial metrics

•

Utilization of multiple performance metrics in short-term and long-term incentive plans to balance top-line and bottom-line financial goals

Alignment with purpose and mission

•

Comprehensive annual review process for executive pay determinations, driven by financial and strategic performance, demonstration of organizational core competencies, and advancement of our mission to bring ethical food to the table

•

Stock Ownership Guidelines for CEO and other NEOs, with enhanced ownership requirements adopted in 2025

46	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance and Responsibilities

Our Compensation Committee and management team maintain policies and practices to ensure that the compensation objectives outlined above are met. These are outlined below:

THINGS WE DO
Pay for Performance: 78.9% of CEO target compensation and 67.0% of non-CEO NEO target compensation (on average) for 2025 is variable / “at risk,” aligned to our peer group average
Double-Trigger Change in Control: Severance arrangements with NEOs only apply upon termination (not solely upon a change in control)
Stock Ownership Guidelines: Minimum NEO stock ownership required (5x salary for CEO, 2x salary for other NEOs), further aligning interests with stockholders
Clawback Policy: Adopted in compliance with SEC rules and Nasdaq listing standards to mandate recovery of compensation upon a financial restatement
Fully Independent Compensation Committee and Compensation Consultant: Annual reviews of independence of Committee members and outside compensation consultant
Regular Peer Group Review: Comprehensive annual review to ensure the appropriate peer group is considered when establishing executive compensation
Risk Management: Review and consideration to ensure that incentive plans do not encourage excessive risk-taking or create material risk for the Company

THINGS WE DON’T DO
No Multi-Year Guaranteed Compensation: Employment arrangements do not guarantee any level of compensation over multiple years
No Dividends on Unvested Equity: Our equity plan provides that no dividends or equivalents may be paid on unvested equity awards
No Excessive Perquisites: NEOs do not receive excessive perquisites, and tax gross-ups are not provided for the limited NEO perquisites

No Hedging or Similar Transactions: NEOs are prohibited from hedging and derivative transactions involving Company stock; pledging of shares allowed in limited circumstances and subject to Board approval

No Uncapped Award Opportunities: Short-term and long-term incentive awards are subject to maximum award amounts
No Executive-Specific Retirement Plans: NEOs receive same retirement benefits as other crew members

Roles and Responsibilities of the Compensation Committee, Independent Compensation Consultant, and CEO

Compensation Committee

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers and other senior management, as appropriate. Under its charter, our Compensation Committee is also vested with oversight of the Company’s human capital management, including talent development, retention, overall crew member wellness and engagement.

Our Compensation Committee is comprised solely of independent directors pursuant to Nasdaq listing standards and SEC rules.

Independent Compensation Consultant

Since 2020, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. FW Cook was engaged to provide market data, to analyze practices of the Company’s

2026 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

compensation peer group and market trends generally, and to conduct an assessment of the cash and equity compensation of the Company’s executive officers in comparison to similarly situated executive officers in our peer group companies. FW Cook provides additional services and analysis throughout the year at the Compensation Committee’s request, including realizable pay analyses and periodic updates on market compensation trends. FW Cook also provides consultation with respect to the compensation of our non-employee Board members, which is overseen by the Company’s Nominating and Corporate Governance Committee.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged FW Cook to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. The Compensation Committee has assessed FW Cook’s independence and determined that FW Cook had no conflicts of interest in connection with its provisions of services to the Compensation Committee.

Chief Executive Officer

The role of our Chief Executive Officer is to evaluate the performance of each of the Company’s executive officers (other than the Chief Executive Officer), taking into account such officer’s performance throughout the previous year, demonstration of identified organizational core competencies, and alignment with the Company’s purpose and mission. Each year, the Compensation Committee solicits and considers compensation recommendations from the Chief Executive Officer based on his evaluation.

Compensation Peer Group and Selection Process

In consultation with FW Cook, the Compensation Committee reviews our peer group on an annual basis. The Compensation Committee’s considerations when selecting our compensation peer group include the following:

•	Industry Relevance: Preference for consumer-facing peers, particularly in the packaged foods and meats space

•	Revenue: Annual revenues targeted at 1/3x to 3.0x the Company’s projected revenue

•	Market Capitalization: Targeted at less than $4 billion

•	Pay Disclosure and Practices: Public companies with adequate levels of pay disclosure, avoiding companies with non-traditional pay practices

•	Additional Qualifications: Preference for companies with recent initial public offerings, high sales growth companies, and companies with similar employee headcount

Our Compensation Committee utilizes the data and analysis from FW Cook to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group. While our compensation peer group is an important reference point when making executive compensation determinations, the Compensation Committee does not have any formal, binding benchmark policy

Based on consultation with FW Cook, the Compensation Committee determined that, for purposes of the fiscal year ended December 28, 2025, our peer group for compensation purposes would consist of the entities listed below:

Beyond Meat, Inc. (Nasdaq: BYND)	Misson Produce, Inc. (Nasdaq: AVO)
Celsius Holdings, Inc. (Nasdaq: CELH)	Nature’s Sunshine Products, Inc. (Nasdaq: NATR)
Dutch Bros Inc. (NYSE: BROS)	PetMed Express, Inc. (Nasdaq: PETS)
e.l.f. Beauty, Inc. (NYSE: ELF)	SunOpta Inc. (Nasdaq: STKL)
Freshpet, Inc. (Nasdaq: FRPT)	The Duckhorn Portfolio, Inc. (formerly NYSE: NAPA)
Limoneira Company (Nasdaq: LMNR)	The Simply Good Foods Company (Nasdaq: SMPL)
MGP Ingredients, Inc. (Nasdaq: MGPI)	The Vita Coco Company, Inc. (Nasdaq: COCO)

48	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Annual Compensation Review Process

The Compensation Committee’s process with respect to executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives with respect to the Company’s short-term and long-term incentive programs for the current year.

As part of this process, the Compensation Committee reviews pay levels for the Company’s compensation peer group, as well as broader market trend data provided by FW Cook. In addition to this information, the Compensation Committee takes into consideration a number of factors such as:

•	individual officer performance;

•	talent retention and succession planning;

•	internal pay equity;

•	accounting and tax impacts;

•	(for the Chief Executive Officer) an annual evaluation of the performance of the Chief Executive Officer; and

•	(for executives other than the Chief Executive Officer) the recommendations of the Chief Executive Officer.

Based on a comprehensive review, the Compensation Committee considers and approves on an annual basis the base salary, bonus target and measurement metrics, and long-term incentive plan awards for each of the Chief Executive Officer and other Company executives.

For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the determination of his compensation is conducted by the Compensation Committee. This is informed by a formal annual evaluation of the Chief Executive Officer’s performance overseen by the Company’s Nominating and Corporate Governance Committee, the results of which are shared with the Compensation Committee. The Chief Executive Officer does not participate in the discussion or approval of his own compensation.

The Compensation Committee makes most of the significant adjustments to annual compensation, determines bonus and equity awards and establishes new performance objectives at one or more meetings generally held during the first quarter of the year. This schedule allows the Compensation Committee to have sufficient understanding of the previous year’s financial results and progress toward strategic priorities before making its annual determinations. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year.

Compensation Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Compensation Committee also reviews and oversees risk management policies and practices relating to human capital management.

Based on this risk assessment, the Compensation Committee has not identified any risks relating to our compensation plans, programs, or practices that are reasonably likely to have a material adverse effect on the Company.

2026 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Components / Elements of Compensation Program

To achieve our compensation objectives, we historically have provided our executive officers, including our NEOs, with a compensation package consisting of the following elements:

ELEMENT OF COMPENSATION	OBJECTIVES
Base Salary (fixed cash)	• Provides financial stability and security through a fixed amount of cash for performing job responsibilities
Annual Performance-Based Cash Incentives (at-risk cash)	• Motivates and rewards executives for attaining pre-defined financial performance goals that are key drivers of our annual operating plan
Long Term Equity Incentives (at-risk equity)

•

Motivates and rewards executives for Company financial performance and stock price growth, aligning executives’ interests with those of stockholders

•

Attracts highly qualified executives and encourages their continued employment and performance over a longer time horizon

We do not have any formal policies for allocating compensation among base salary, performance-based cash incentives and long-term equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, our Compensation Committee uses its judgment to establish a total compensation program for each NEO that is a mix of current, short-term incentive and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, a significant portion of the NEOs’ total target compensation is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our stockholders and our stated corporate goals.

Target CEO Pay Mix

0.5%
Other
58.6%
Equity
20.4%
Performance-Based Cash Incentive
20.4%
Base Salary
29.3%
PSUs
29.3%
RSUs
78.9%
At-Risk

50	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Base Salary

Base salaries for our NEOs are set annually by our Compensation Committee. Base salary is informed by peer group data, and the Compensation Committee generally targets base salary within a competitive range of the median for equivalent officer positions within our peer group.

The Compensation Committee considers annually (or upon a material change in an officer’s position or responsibilities) whether any changes should be made to the base salaries of our executive officers. We do not provide formulaic or guaranteed base salary increases; instead, the Compensation Committee considers factors that include Company and individual performance, national salary increase levels, talent development and retention, peer group competitiveness, internal pay equity and (with respect to NEOs other than the CEO) the recommendation of the CEO.

In 2025, the Compensation Committee reviewed the base salaries of our NEOs and approved increases to base salaries in amounts ranging from approximately 3.4% to 7.5% for each of our NEOs. Based on its subjective judgement, our Compensation Committee determined these increases were appropriate in light of each executive’s individual performance and as a cost-of-living adjustment informed by competitive market data provided by FW Cook.

For fiscal 2025, our NEO base salaries were as follows:

NAMED EXECUTIVE OFFICER	2024 BASE SALARY ($)	2025 BASE SALARY ($)	PERCENTAGE INCREASE (%)
Russell Diez-Canseco	725,000	750,000	3.4
Thilo Wrede	430,000	455,000	5.8
Peter Pappas	400,000	430,000	7.5
Joanne Bal	400,000	416,000	4.0
Joseph Holland	400,000	416,000	4.0

The 7.5% increase to Mr. Pappas’ base salary in 2025 was driven in part by the increased responsibilities undertaken by Mr. Pappas in connection with being named President of the Company’s egg business unit, in addition to his existing role as Chief Sales Officer.

Annual Performance-Based Cash Incentives

Each of our NEOs participates in our annual performance-based incentive program. Each year, the Compensation Committee establishes for each NEO an incentive program target, expressed as a percentage of the NEO’s base salary. The incentive program targets are based on peer group data and the role and responsibilities of the individual NEO. The Compensation Committee also determines the relevant financial performance metrics used to determine whether the annual incentives have been earned.

For fiscal 2025, our NEO annual incentive program targets were as follows:

NAMED EXECUTIVE OFFICER	2025 BASE SALARY ($)	2025 TARGET (%)
Russell Diez-Canseco	750,000	100
Thilo Wrede	455,000	60
Peter Pappas	430,000	60
Joanne Bal	416,000	60
Joseph Holland	416,000	60

2026 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

The fiscal 2025 annual incentive program was based on achievement of established net revenue and Adjusted EBITDA targets for the full fiscal year. The targets were the result of a goal-setting process that involved the Company’s management team and Compensation Committee and reflected the Company’s expectations for continued growth. The Compensation Committee approved for fiscal 2025 a net revenue target of $784.5 million and an Adjusted EBITDA target of $113.4 million.

The Compensation Committee also approved an incentive payout mechanism based on these targets. In addition to establishing net revenue and Adjusted EBITDA targets, the Compensation Committee also established threshold and maximum achievement levels for each metric. The tables below further set forth the payment methodology upon achievement or failure to achieve each of the net revenue and Adjusted EBITDA targets:

Payment Methodology – Net Revenue Metric (50%)

Percent of net revenue target achieved	<90%	90%	90%-100%	100%-115%	>115%
Payout of the portion of incentive based on net revenue metric	0% payout	50% payout	50% - 100% payout, based on straight line interpolation	100% - 200% payout, based on straight line interpolation	200% payout

Payment Methodology – Adjusted EBITDA Metric (50%)

Percent of adjusted EBITDA target achieved	<85%	85%	85%-100%	100%-120%	>120%
Payout of the portion of incentive based on Adjusted EBITDA metric	0% payout	25% payout	25% - 100% payout, based on straight line interpolation	100% - 200% payout, based on straight line interpolation	200% payout

Based on the Company’s actual results for fiscal year 2025, the Compensation Committee determined that the payment methodology for the net revenue and Adjusted EBITDA portions of the annual incentive plan would be calculated as follows:

Net Revenue Metric (50%)
Target 2025 Net Revenue:	$784.5 million
Actual 2025 Net Revenue:	$759.4 million
Percent of Target Net Revenue Achieved:	96.8%
Payout:	84% of target with respect to Net Revenue Metric

Adjusted EBITDA Metric (50%)
Target 2025 Adjusted EBITDA:	$113.4 million
Actual 2025 Adjusted EBITDA:	$114.0 million
Percent of Target Adjusted EBITDA Achieved:	100.6%
Payout:	103% of target with respect to Adjusted EBITDA Metric

Calculated Bonus Achievement Percentage = (84% * 50%) + (103% * 50%) = 93%

52	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Based the approved achievement percentage of 93%, the Compensation Committee approved annual incentive payouts in February 2026 as follows:

NAMED EXECUTIVE OFFICER	2025 SALARY ($)	APPROVED BONUS AMOUNT ($)
Russell Diez-Canseco	750,000	697,500
Thilo Wrede	455,000	253,890
Peter Pappas	430,000	239,940
Joanne Bal	416,000	232,128
Joseph Holland	416,000	232,128

Long-Term Equity Incentive Program

We provide long-term equity incentives to our executive officers through annual grants made pursuant to our 2020 Equity Incentive Plan (“2020 Plan”). Our Compensation Committee believes such grants are essential to meeting our compensation objectives of paying for performance, attracting and retaining top talent and balancing short-term and long-term interests. Equity awards under this program are granted by the Compensation Committee at the time of an executive officer’s initial hire, during our annual grant process in the first quarter of each year and at other times based on the Compensation Committee’s discretion. Our practice is to provide annual grants with a grant date of at least two business days after the date we publicly release our full fiscal year earnings for the previous fiscal year.

For fiscal year 2025, the Compensation Committee approved awards to our executives consisting of performance-vesting PSUs and time-vesting RSUs. Based on individual and Company performance, market and peer group data provided by FW Cook, and internal pay equity, each NEO is provided a targeted dollar value of equity awards, with the total dollar value allocated between PSUs and RSUs as determined by the Compensation Committee.

For fiscal year 2025, the Compensation Committee determined that equity awards made to our NEOs would consist of 50% PSUs and 50% RSUs, a mix that the Compensation Committee believes strikes the right balance between the retentive nature of RSUs and the variable, performance-based nature of PSUs. While previous years’ equity grants consisted of a mix of RSUs and stock options, for fiscal year 2025, the Compensation Committee decided to utilize PSUs in lieu of stock option grants to further reinforce our commitment to align executive pay with the Company’s performance and with the long-term financial goals deemed most important to the Company’s business.

The Compensation Committee annually considers the appropriate mix of equity awards and incorporates performance-based equity awards when it determines that important milestones should form the basis of a performance-based equity grant and that such a grant would not promote excessive risk taking that could adversely impact the Company.

PSUs: Each PSU represents a right to receive between 0% and 200% of a target number of shares of our common stock upon vesting. Subject to the applicable NEO’s continued service, PSUs granted for fiscal year 2025 will vest at the end of a performance period ending December 26, 2027 (the last day of our 2027 fiscal year) based on the achievement of financial performance metrics determined by the Compensation Committee in February 2025. We believe this vesting period helps ensure that we retain top executive talent and align the interests of our NEOs with the long-term interests of the Company and its stockholders.

Our fiscal year 2025 PSUs are tied to the achievement of net revenue (50% weighting) and Adjusted EBITDA Margin (50% weighting) performance metrics, measured based on our net revenue and Adjusted EBITDA Margin in our existing product categories for fiscal year 2027. The net revenue and Adjusted EBITDA Margin performance targets established by the Compensation Committee are intended to be challenging and are aligned with the Company’s ambitious long-term vision, reflecting the Compensation Committee’s desire to reward exceptional performance.

2026 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

In addition to establishing net revenue and Adjusted EBITDA targets, the Compensation Committee also established threshold and maximum achievement levels for each metric. If a metric is below the established threshold, zero shares will be issued for the portion of the PSUs attributable to that metric. If a metric is above the established maximum, two shares will be issued for each of the PSUs attributable to that metric. The payout calculation for our fiscal year 2025 PSUs is summarized below:

NET REVENUE ACHIEVEMENT IN FY2027	BELOW THRESHOLD	AT THRESHOLD	AT TARGET	AT OR ABOVE MAXIMUM
Vesting of the portion of PSUs based on Net Revenue Metric	0%	50%	100%	200%

ADJUSTED EBITDA MARGIN ACHIEVEMENT IN FY2027	BELOW THRESHOLD	AT THRESHOLD	AT TARGET	AT OR ABOVE MAXIMUM
Vesting of the portion of PSUs based on Adjusted EBITDA Margin Metric	0%	50%	100%	200%

For amounts between the threshold and maximum, shares will be awarded based on straight line interpolation. We believe disclosing specific targets while the performance period is ongoing could cause competitive harm. However, such targets will be disclosed in 2028 following the determination of achievement of the financial performance metrics by the Compensation Committee.

As soon as practicable following the end of the 2027 fiscal year, the Compensation Committee will determine the achievement of each of the net revenue and Adjusted EBITDA Margin goals and will make a final determination of the PSUs that will vest and number of shares of our common stock that will be issued.

RSUs: Each RSU represents the right to receive one share of our common stock upon vesting. Subject to the applicable NEO’s continued service, our fiscal year 2025 RSUs will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. We believe that a three-year vesting schedule for RSUs is appropriate for the retention of talent and strikes a balance between short-term and long-term incentives, in line with our overall compensation strategy.

RSU awards encourage retention through vesting over the recipient’s continued employment with us, cover fewer shares than stock options, minimize dilution to stockholders, are straightforward and understandable to our crew members, and are the predominant type of equity award utilized by the peer companies with whom we compete for talent.

Based on individual and Company performance, market and peer group data provided by FW Cook, and internal pay equity, each NEO is provided a targeted dollar value of equity awards, with the total dollar value allocated between PSUs and RSUs as determined by the Compensation Committee.

A summary of the equity awards granted to our NEOs for fiscal year 2025 is:

NAMED EXECUTIVE OFFICER	RSUS GRANTED	PSUS GRANTED
Russell Diez-Canseco	34,073	34,072
Thilo Wrede	14,659	14,659
Peter Pappas	10,301	10,301
Joanne Bal	7,924	7,923
Joseph Holland	7,924	7,923

54	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Health and Welfare and Retirement Benefits; Perquisites

All of our current NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees.

Perquisites

Other than a monthly automobile allowance provided to Mr. Diez-Canseco and Mr. Pappas, we generally do not provide perquisites or personal benefits to our NEOs. We do not view perquisites as a significant component of our overall compensation strategy, such that perquisites are not generally provided, except in situations where it is appropriate to assist an executive in the performance of duties or for recruitment and retention purposes on a case-by-case basis.

401(k) Plan

Our NEOs are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the “Code”). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We currently make matching contributions into the 401(k) plan on behalf of participants equal to 100% on participant contributions up to 3% of their compensation. Participants are immediately and fully vested on all contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Employment Arrangements with NEOs

We have entered into offer letters or employment agreements with each of our NEOs. These agreements provide for the NEO’s initial base salary, reflecting the scope of such NEO’s anticipated responsibilities and the individual experience they bring to us. The employment of each of our NEOs is “at will” and may be terminated at any time. In addition, each of our NEOs has executed a form of our standard proprietary information and inventions agreement. For additional information about our employment arrangements with NEOs, please see the section titled “Executive Officer and Director Compensation—Employment Arrangements” below.

Severance and Change of Control Benefits

Regardless of the manner in which a NEO’s service terminates, each NEO is entitled to receive amounts earned during the term of service, including unpaid salary. Pursuant to our employment agreement with Mr. Diez-Canseco and our Change in Control Severance Plan (the “Severance Plan”) for all other NEOs, our NEOs are entitled to certain severance benefits upon an involuntary termination without cause (and not due to death or disability) or upon a resignation for good reason, either alone or immediately before or within 12 months following a change in control of our Company, subject to specific requirements, including signing and not revoking a separation agreement and release of claims. For Mr. Diez-Canseco cause, change in control, disability and good reason are defined in his employment agreement and such terms are defined for our other executive officers in our Severance Plan.

The Compensation Committee believes that these severance benefits are necessary to provide stability among our NEOs, to focus our NEOs on our business operations, and to encourage continued attention and dedication to duties without distractions in connection with a potential change in control transaction or period of uncertainty.

For a detailed description of the severance provisions contained in Mr. Diez-Canseco’s employment agreement and the Severance Plan, see “Executive Officer and Director Compensation—Employment Arrangements” and “Executive Officer and Director Compensation—Potential Payments upon Termination or Change of Control” below.

2026 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Governance Matters

Incentive Compensation Recoupment (Clawback) Policy
In
November 2023
, our Board adopted the Vital Farms, Inc. Incentive Compensation Recoupment Policy (the “
Clawback Policy
”), designed to comply with Rule
10D-1
of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to our current and former executive officers, including each of our NEOs. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not grant stock options, stock appreciation rights or similar instruments with option-like features and have no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation
S-K.
Stock Ownership Guidelines
In order to further align the interests of our leadership with those of our stockholders and advance our commitment to sound corporate governance, in 2022 our Board implemented our Stock Ownership Guidelines for our executive officers and directors. In 2025, after review of market practice and consultation with its independent compensation consultant, the Compensation Committee increased the stock ownership levels applicable to our executive officers and directors. Under our guidelines, executive officers on our Senior Leadership Team and directors are expected to own shares of Company stock based on a multiple of base salary (for officers) or annual cash retainer (for non-employee
directors). Our Chief Executive Officer is expected to own shares valued at least five times base salary, other officers are expected to own shares valued at least two times their base salary, and non-employee
directors are expected to own shares valued at least five times their annual cash retainer. Stock options and any unvested performance shares are not included as shares held for the purposes of our Stock Ownership Guidelines. The guidelines establish a five-year deadline for covered individuals to meet the ownership requirements. As of the Record Date, each of our officers and directors is in compliance with our Stock Ownership Guidelines. Our Stock Ownership Guidelines are overseen by our Compensation Committee (as applicable to officers) and Nominating and Corporate Governance Committee (as applicable to directors).
Hedging and Pledging of Shares
Our Insider Trading Policy prohibits our employees, directors and designated consultants from engaging in “
hedging
” or other monetization transactions with respect to our common stock.
Additionally, our Insider Trading Policy prohibits pledging shares of our common stock as collateral for a loan, except in the limited circumstances set forth in our Pledging Policy. Pursuant to our Pledging Policy, our directors or executive officers may pledge their shares of common stock as collateral for a loan, with prior approval from our Board following recommendation from our Nominating and Corporate Governance Committee, if the transaction meets certain criteria (including a requirement that the maximum collateralized loan amount does not exceed 25% of the stock’s value). As of the Record Date, none of our officers or directors has pledged shares pursuant to our Pledging Policy.
Our Nominating and Corporate Governance Committee oversees compliance with our Pledging Policy. Any of our directors or executive officers seeking approval of a pledging arrangement must first submit a request for pre-approval
to our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee then evaluates certain criteria (including whether the pledging arrangement is in the best interests of the Company) to decide whether to recommend that the Board approve or deny such request. We believe that this monitoring is effective and includes appropriate controls.

56	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Accounting and Tax Treatment / Code Section 162(m)
We account for stock-based compensation, including stock options, RSUs, and PSUs, in accordance with FASB ASC Topic 718. Additional information regarding the assumptions we used to determine the fair value of stock-based compensation awards in fiscal year 2025 can be found in Notes 2 and 16 to our Annual Report on Form
10-K
for the fiscal year ended December 28, 2025, filed with the SEC on February 26, 2026.
As part of its review process, our Compensation Committee considers the tax impacts of each element of our executive compensation program, including limits imposed by the Internal Revenue Code on the amount of compensation we may deduct in any single year with respect to our CEO and other NEOs. While avoiding negative accounting or tax treatment is a consideration in the executive compensation process, the Compensation Committee believes that it is in the best interest of the Company and its stockholders to maintain the flexibility to utilize various forms of compensation or pay compensation at levels that may not be fully tax deductible if doing so would advance our compensation goals and philosophy.
Under Section 162(m) (“
Section
 162(m)
”) of the Code, compensation paid to any of the publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible
for tax purposes. Although our Compensation Committee may consider tax implications as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and recommendations and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company, which may include compensation that is not deductible by the Company due to the deduction limit under Section 162(m).
Compensation Committee Report

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and the committee’s independent compensation consultant. Based on the foregoing review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and Vital Farms, Inc.’s Annual Report on Form
10-K
for the fiscal year ended December 28, 2025.
Vital Farms, Inc.
Compensation Committee
Gisel Ruiz (Chairperson)
Kelly Kennedy
Karl Khoury

2026 Proxy Statement	57

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

EST. 2007
Vital
FARMS

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table sets forth information for each of the last three completed fiscal years regarding compensation awarded to or earned by our Chief Executive Officer and Chief Financial Officer, as well as the three other most highly compensated executive officers, or collectively, the NEOs, during the fiscal years indicated:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)		STOCK AWARDS ($)(2)		OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)

Russell Diez-Canseco President, Chief Executive Officer and Executive Chairperson	2025	749,808			2,149,975	(5)		697,500	19,230	3,616,512
	2024	711,539	—		3,999,980		—	1,268,750	19,080	5,999,349
	2023	686,539	—		560,009		839,995	1,050,000	18,630	3,155,173

Thilo Wrede	2025	454,808			924,983	(5)		253,890	13,710	1,647,391

Chief Financial Officer	2024	421,731	—		899,967		—	451,500	13,560	1,786,758
	2023	316,962	200,000	(6)	600,006		424,998	292,167	12,374	1,671,507

Peter Pappas(7) Chief Sales Officer and President, Eggs	2025	429,769			649,993	(5)		239,940	21,510	1,341,212

Joanne Bal(8) Chief Legal Officer, Corporate Secretary & Head of Impact	2025	415,877			499,973	(5)		232,128	11,710	1,159,688
	2024	368,077	—		839,978		—	393,750	11,560	1,613,365

Joseph Holland(7) Chief Supply Chain Officer	2025	415,877			499,973	(5)		232,128	10,580	1,158,558
(1)	Salary amounts represent actual amounts earned during the fiscal years presented. See “Compensation Discussion and Analysis—Components / Elements of Compensation Program—Base Salary” above.
(2)

The amounts shown for stock and option awards represent the aggregate grant date fair value of the awards granted to our NEOs during the years indicated as computed in accordance with ASC 718. See Note 2 “Summary of Significant Accounting Policies” to consolidated financial statements in our Annual Report for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our awards. Note that the amounts reported in this column reflect the accounting cost for these awards and do not reflect the actual economic value that may be realized by the NEOs. For additional information on these awards, please see “Outstanding Equity Awards at Fiscal Year-End.”

(3)

See Compensation Discussion and Analysis—Components / Elements of Compensation Program—Annual Performance-Based Cash Incentives” above for a description of the material terms of the program pursuant to which this compensation was awarded. The amounts shown for non-equity incentive plan compensation represent amounts earned for the fiscal years presented, whether or not actually paid during such year.

(4)

Includes matching contributions to 401(k) plans in the amounts of $12,500, $12,500, $12,500, $10,500 and $10,500 for Mr. Diez-Canseco, Mr. Wrede, Mr. Pappas, Ms. Bal and Mr. Holland, respectively; life insurance premium payments in the amounts of $80 for each NEO; and, a vehicle allowance of $6,000 and $7,800 for Mr. Diez-Canseco and Mr. Pappas, respectively, for the fiscal year ended December 28, 2025.

(5)

Amount reported includes both PSU and RSU awards. In valuing the PSU awards, we assumed the probable achievement of the target levels for the performance goals. The value of the PSUs granted in 2025, assuming that the highest tier of achievement of the company’s performance goals under the terms of the PSU awards is achieved or exceeded (e.g., 200%), is as follows for each of the NEOs: Mr. Diez-Canseco: $2,149,943; Mr. Wrede: $924,983; Mr. Pappas: $649,993; Ms. Bal: $499,941; and Mr. Holland: $499,941.

(6)	Represents a one-time sign-on bonus to Mr. Wrede in connection with his offer of employment as our Chief Financial Officer.
(7)	Because each of Mr. Pappas and Mr. Holland was not an NEO in 2024 or 2023, their compensation for such years is not required to be reported.
(8)	Because Ms. Bal was not an NEO in 2023, her compensation for such year is not required to be reported.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Grants of Plan-Based Awards

The following table presents information regarding each plan-based award granted to our NEOs during the fiscal year ended December 28, 2025. All equity plan awards were made pursuant to our 2020 Plan.

			ESTIMATED FUTURE PAYOUTS UNDER EQUITY PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)
NAME	GRANT TYPE	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Russell Diez-Canseco	Annual Cash	—	281,250	750,000	1,500,000
	PSU	3/3/2025				17,036	34,072	68,144		1,074,972
	RSU	3/3/2025							34,073(4)	1,075,003
Thilo Wrede	Annual Cash	—	102,375	273,000	546,000
	PSU	3/3/2025				7,330	14,659	29,318		462,491
	RSU	3/3/2025							14,659(4)	462,491
Peter Pappas	Annual Cash	—	96,750	258,000	516,000
	PSU	3/3/2025				5,151	10,301	20,602		324,997
	RSU	3/3/2025							10,301(4)	324,997
Joanne Bal	Annual Cash	—	93,600	249,600	499,200
	PSU	3/3/2025				3,962	7,923	15,848		249,971
	RSU	3/3/2025							7,924(4)	250,002
Joseph Holland	Annual Cash	—	93,600	249,600	499,200
	PSU	3/3/2025				3,962	7,923	15,848		249,971
	RSU	3/3/2025							7,924(4)	250,002
(1)

The amounts shown in the “Target” column represent target bonus amounts for each NEO for the fiscal year ended December 28, 2025 and the amounts in the “Threshold” and “Maximum” columns represent the dollar amount that would be payable if each performance goal were achieved at the threshold and maximum levels, respectively, as described in more detail in the section titled “Compensation Discussion and Analysis—Components / Elements of Compensation Program—Annual Performance-Based Cash Incentives” above. These amounts do not represent the actual bonus payments received by our NEOs for the fiscal year ended December 28, 2025. The dollar value of the actual bonus payments is included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above.

(2)

The amounts set forth in the “Target” column represent target PSU amounts for each NEO for the fiscal year ended December 28, 2025 under our 2020 Plan and do not represent either additional or actual compensation earned by our NEOs for the fiscal year ended December 28, 2025. Threshold and maximum amounts reflect the dollar amount that would be payable if each performance goal were achieved at the threshold (50%) and maximum (200%) level.

(3)

Amounts reported represent the aggregate grant date fair value of RSUs and PSUs granted to our NEOs under our 2020 Plan, computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options and RSUs reported in this column are set forth in Note 16 “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the NEO.

(4)	The RSUs vest in three equal annual installments commencing on March 3, 2026, subject to the NEO’s continuous service with us as of the applicable vesting date.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the NEOs that were outstanding as of December 28, 2025:

	OPTION AWARDS(1)						STOCK AWARDS

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UN-EXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OF UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Russell Diez-Canseco	8/28/2019	6,531			5.3286	8/28/2029
	7/30/2020	18,750			22.00	7/30/2030
	3/22/2021	71,564			25.78	3/22/2031
	3/10/2022	18,942			12.81	3/10/2032
	3/13/2023	77,282	44,930	(2)	15.31	3/13/2033
	3/13/2023						12,192	(2)	386,852
	3/11/2024						63,522	(2)	2,015,553
	3/11/2024									95,283	(3)	3,023,330
	3/3/2025						34,073	(2)
	3/3/2025									34,073	(3)	1,081,136
Thilo Wrede	3/17/2023	50,949	29,068(2)		13.91
	3/17/2023						10,184	(2)	323,138
	3/11/2024						14,292	(2)	453,485
	3/11/2024									21,438	(3)	680,228
	3/3/2025						14,659	(2)	465,130
	3/3/2025									14,659	(3)	465,130
Pete Pappas	10/26/2020	91,972			34.09	10/26/2030
	3/22/2021	28,625			25.78	3/22/2031
	3/13/2023	14,911	4,190	(2)	15.31	3/13/2033
	3/13/2023						3,810	(2)	120,891
	11/27/2023	5,233	1,744	(2)	12.58	11/27/2033
	11/27/2023						663	(2)	21,037
	3/11/2024						11,513	(2)	365,307
	3/11/2024									17,270	(3)	547,977
	3/3/2025						10,301	(2)	326,851
	3/3/2025									10,301	(3)	326,851

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	OPTION AWARDS(1)						STOCK AWARDS

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UN-EXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OF UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Joanne Bal	4/26/2021	56,493			25.56	4/26/2031
	3/13/2023	12,253	12,252	(2)	15.31	3/13/2033
	3/13/2023						4,354(2)	138,152
	3/11/2024						13,022(2)	413,188
	3/11/2024								19,533(3)	619,782
	3/3/2025						7,924(2)	251,429
	3/3/2025								7,923(3)	251,397
Joe Holland	9/2/2024						2,626(2)	83,323
	9/2/2024								3,939(3)	124,984
	3/3/2025						7,924(2)	251,429
	3/3/2025								7,924(3)	251,429
(1)

Equity awards granted prior to July 30, 2020 were granted under our 2013 Incentive Plan (“2013 Plan”) and equity awards granted on or after July 30, 2020 were granted under our 2020 Plan. Our 2013 Plan was suspended when our 2020 Plan became effective on July 30, 2020; however, awards outstanding under our 2013 Plan continue in full effect in accordance with their existing terms. All vesting is subject to the individual’s continuous service with us through the vesting dates.

(2)	The shares subject to this award vest in equal annual installments over three years from the date of the grant.
(3)

The shares subject to this PSU award vests three years from the date of grant subject to the achievement of net revenue (50% weighting) and Adjusted EBITDA Margin (50% weighting) performance metrics, measured based on our net revenue and Adjusted EBITDA Margin in our existing product categories for the applicable performance period. The performance period for PSUs granted in fiscal year 2024 is fiscal year 2026 and for PSUs granted in fiscal year 2025 is fiscal year 2027.

(4)	Market values are calculated based on the closing market price of our common stock as reported on the Nasdaq Global Select Market on December 26, 2025, which was $31.73 per share.

Option Exercises and Stock Vested

The following table sets forth certain information regarding any option exercises and shares of common stock vested during the fiscal year ended December 28, 2025 with respect to our NEOs.

NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Russell Diez-Canseco	270,306	7,958,702	31,708	987,334
Thilo Wrede	7,189	243,276	10,375	327,795
Peter Pappas			20,358	644,716
Joanne Bal	28,246	677,410	14,478	454,957
Joseph Holland			901	46,762
(1)

The value realized on exercise is based on the difference between the closing price of our common stock on the date of exercise and the exercise price of the applicable options and does not represent actual amounts received by our NEOs as a result of the option exercises.

(2)

The value realized on vesting is based on the total number of shares of common stock issued to each named executive officer upon the vesting of the RSU award multiplied by the closing price of our common stock on the vesting date and does not represent actual amounts received by our NEOs as a result of the vesting event.

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Employment Arrangements

Below are descriptions of our employment agreements and arrangements with our NEOs. The agreements generally provide for at-will employment without any specific term and set forth the NEO’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our Company. Each NEO is also eligible to participate in all employee benefit plans that are generally available to our employees. Furthermore, each of our NEOs has executed our standard form of proprietary information and inventions assignment agreement. The key terms of the employment agreements with our NEOs, including potential payments upon termination or change in control, are described below.

Russell Diez-Canseco

We maintain an employment agreement with Mr. Diez-Canseco, originally entered into in October 2018 while Mr. Diez-Canseco served as our President and Chief Operating Officer, which was most recently amended and restated in April 2023 (the “Diez-Canseco Employment Agreement”). We also provide Mr. Diez-Canseco with a recurring monthly payment of $500 to cover expenses related to his personal automobile, which he uses for work-related travel.

Under the Diez-Canseco Employment Agreement, Mr. Diez-Canseco must provide to us two weeks’ written notice of his resignation other than for good reason and, in the event of our termination of Mr. Diez-Canseco’s employment without cause, we must either provide two weeks’ written notice of termination or payment in lieu of two weeks’ notice. We may terminate Mr. Diez-Canseco immediately for cause and upon his death or disability. Regardless of the manner in which he is terminated, Mr. Diez-Canseco is entitled to receive amounts earned during his term of service, including salary, unreimbursed expenses incurred by him on our behalf and accrued and unused vacation pay in accordance with our normal policies and practice.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table summarizes the termination benefits applicable under the Diez-Canseco Employment Agreement:

TERMINATION EVENT	TERMS APPLICABLE TO RUSSELL DIEZ-CANSECO

Termination by the Company without cause or resignation for good reason following a change in control within the 12-month period following the closing of a change in control of the Company (a “CEO Change in Control Period”)

•

An amount equal to 24 months of then-current base salary;

•

An amount equal to target bonus under the Company’s annual bonus program;

•

The pro rata portion of Mr. Diez-Canseco’s current target bonus, prorated to reflect the partial year of service;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

Reimbursement of COBRA premiums for a period of up to 18 months;

•

100% acceleration of unvested equity awards (including those that vest upon satisfaction of performance criteria); and

•

A three-month post-termination exercise period for any vested stock options

Termination by the Company without cause or resignation for good reason (other than during a CEO Change in Control Period)

•

An amount equal to 24 months of then-current base salary, payable in a lump sum;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

Reimbursement of COBRA premiums for a period of up to 18 months; and

•

A three-month post-termination exercise period for any vested stock options

Termination upon death or disability

•

An amount equal to 24 months of then-current base salary;

•

An amount equal to target bonus under the Company’s annual bonus program, payable in a lump sum;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

Reimbursement of COBRA premiums for a period of up to 18 months;

•

100% acceleration of unvested equity awards (including those that vest upon performance criteria); and

•

A post-termination exercise period of 12 months (in the case of disability) or 18 months (in the case of death) for any vested stock options

Upon retirement

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

The pro rata portion of Mr. Diez-Canseco’s current bonus, prorated to reflect the partial year of service based on actual performance; and

•

A three-month post-termination exercise period for any vested stock options

These severance benefits described above are conditioned upon Mr. Diez-Canseco’s compliance with his post-termination obligations under his employment agreement and upon his execution, delivery and non-revocation of a release of claims in favor of the Company. The employment agreement also contains intellectual property assignments and post-termination non-disclosure, non-solicitation, non-competition and non-disparagement obligations.

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Other NEO Offer Letters

We entered into offer letter agreements with each of Mr. Wrede, Mr. Pappas, Ms. Bal and Mr. Holland on February 4, 2023, March 24, 2021, March 5, 2021 and August 15, 2024, respectively. Each offer letter sets out the initial terms of such NEO’s employment, including participation in the Severance Plan. Each NEO is also eligible to participate on the same basis as similarly-situated employees in the Company’s benefit plans, including the 401(k) plan. See “Compensation Discussion & Analysis—Components / Elements of Compensation Program” for each NEO’s annual salary and bonus amounts.

The following table summarizes the termination benefits applicable under the Severance Plan:

TERMINATION EVENT	TERMS APPLICABLE UNDER THE SEVERANCE PLAN
Termination by the Company without cause or resignation for good reason during a Change in Control Period (as defined in the Severance Plan)

•

An amount equal to (a) 12 months of such participant’s then-current base salary, plus (b) the amount of such participant’s target bonus under the Company’s annual bonus program;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

The pro rata portion of such participant’s current target bonus, prorated to reflect the partial year of service;

•

Reimbursement of COBRA premiums for a period of up to 12 months;

•

100% acceleration of unvested equity awards (including those that vest upon satisfaction of performance criteria); and

•

A three-month post-termination exercise period for any vested stock options granted on or after the effective date of the Severance Plan

Termination by the Company without cause or resignation for good reason (other than during a Change in Control Period)

•

An amount equal to 12 months of such participant’s then-current base salary;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

Reimbursement of COBRA premiums for a period of up to 12 months; and

•

A three-month post-termination exercise period for any vested stock options granted on or after the effective date of the severance plan

Termination upon death or disability

•

The pro rata portion of such participant’s current bonus, prorated to reflect the partial year of service, based on actual performance;

•

The prior fiscal year bonus based on actual performance, if unpaid at the time of termination;

•

100% acceleration of unvested equity awards (including those that vest upon satisfaction of performance criteria); and

•

A post-termination exercise period of 12 months (in the case of disability) or 18 months (in the case of death) for any vested stock options granted on or after the effective date of the severance plan

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Potential Payments upon Termination or Change in Control

The table below shows estimates of the compensation payable to each of our NEOs upon their termination of employment with the Company and/or upon a change in control, calculated as if the triggering event had occurred effective December 26, 2025, the last business day of our previous fiscal year. The actual amounts due to any one of the NEOs upon termination of employment can only be determined at the time of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct.

NAME	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING A CHANGE IN CONTROL ($)(1)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON NOT IN CONNECTION WITH A CHANGE IN CONTROL ($)(1)	2020 PLAN — CHANGE IN CONTROL(2)
Russell Diez-Canseco
Cash Severance (Salary)	1,500,000	1,500,000	—
Cash Severance (Bonus)	1,500,000	—	—
Equity Acceleration(3)	8,432,997	—	8,432,997
Health Benefits	31,827	31,827	—
Thilo Wrede
Cash Severance (Salary)	455,000	455,000	—
Cash Severance (Bonus)	546,000	—	—
Equity Acceleration(3)	2,905,103	—	2,905,103
Health Benefits	21,218		—
Peter Pappas
Cash Severance (Salary)	430,000	430,000	—
Cash Severance (Bonus)	516,000	—	—
Equity Acceleration(3)	1,918,319	—	1,918,319
Health Benefits	15,246	15,246	—
Joanne Bal
Cash Severance (Salary)	416,000	416,000	—
Cash Severance (Bonus)	499,200	—	—
Equity Acceleration(3)	1,875,126	—	1,875,126
Health Benefits	13,135	13,135	—
Joseph Holland
Cash Severance (Salary)	416,000	416,000	—
Cash Severance (Bonus)	499,200	—	—
Equity Acceleration(3)	711,164	—	711,164
Health Benefits	20,688	20,688	—
(1)

The amounts listed for Mr. Diez-Canseco are based on the terms of the Diez-Canseco Employment Agreement. The amounts listed for each of our NEOs other than Mr. Diez-Canseco are based on the terms of the Severance Plan.

(2)

These benefits would be payable under the 2020 Plan upon certain specified significant transactions in which the surviving or acquiring corporation elects not to assume, continue or substitute for each outstanding award and such NEO’s employment continues, assuming the vesting acceleration took place on December 28, 2025.

(3)

Pursuant to the terms of the outstanding equity awards granted under the Company’s 2020 Plan, in the event of certain specified other transactions, if the surviving or acquiring corporation (or its parent) does not assume, continue or substitute for such stock awards, then (i) with respect to stock awards that are held by participants whose continuous service has not terminated prior to the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (meaning at 100% of target level for certain performance awards, unless the administrator or relevant award agreement provides otherwise) to a date prior to the corporate transaction, and such stock awards will terminate if not exercised (if applicable) at or prior to the corporate transaction, and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the corporate transaction. The value of acceleration of stock options is calculated based on the difference between the closing price of our common stock on December 26, 2025, the last trading day of fiscal year 2025 (which was $31.73 per share), and the exercise price of stock options multiplied by the number of unvested stock options that vest in connection with the applicable triggering event. The value of acceleration of equity awards is calculated based on the difference between the closing price of our common stock on December 26, 2025, the last trading day of fiscal year 2025 (which was $31.73 per share), multiplied by the number of equity awards that vest in connection with the applicable triggering event.

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CEO Pay Ratio Disclosure

Our total rewards philosophy and the overall structure of our total rewards programs are broadly similar across Vital Farms in order to engage, motivate and reward all employees who contribute to our success. Pay equity is a subset of our overall Impact strategy.

As required by Item 402(u) of Regulation S-K, we are disclosing information about the ratio of the annual total compensation of our Chief Executive Officer for fiscal year 2025 to the annual total compensation of our median employee (excluding our CEO) (the “CEO Pay Ratio”).

Methodology

We identified our median employee, the employee with compensation at the median of annual total compensation of all of our crew members excluding our Chief Executive Officer, based on the following:

•

To identify our median employee, we considered the individuals employed full-time by us on the last day of our fiscal year 2025, December 28, 2025 (the “Determination Date”). As of the Determination Date, our population of full-time crew members (excluding our Chief Executive Officer) consisted of 738 crew members, all of whom are located in the United States.

•

We used a consistently applied compensation measure consisting of the annual base salary plus allowances on the Determination Date, the target short-term incentive cash compensation for fiscal year 2025 and the grant date fair value for equity awards granted in fiscal year 2025. We selected these compensation elements because they represent the principal compensation elements of our total rewards programs that we believe represent a reasonable reflection of total annual compensation of our crew members across the company.

•	We did not make any cost-of-labor adjustments. We annualized cash compensation for employees who began work after the fiscal year began.

Using this methodology, we determined that the median employee (excluding our Chief Executive Officer) was a full-time salaried employee whose total pay was entirely comprised of such employee’s annual base salary and short-term incentive cash compensation.

Once our median employee was identified, we calculated the median employee’s annual total compensation in accordance with the requirements of the Summary Compensation Table.

CEO Pay Ratio

For fiscal year 2025:

•	the annual total compensation of the median employee (excluding our Chief Executive Officer) was $81,259; and

•	the annual total compensation of our Chief Executive Officer was $3,616,512.

Based on this information, the CEO Pay Ratio was approximately 44:1 for fiscal year 2025.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices, operate in different countries and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Non-Employee Director Compensation Information

Cash Compensation

We maintain a non-employee director compensation policy (the “Compensation Policy”), which provides that each of our non-employee directors (that is, each of our directors serving in fiscal year 2025 other than Mr. Diez-Canseco and Mr. O’Hayer) will receive the following compensation for service on our Board and committees of our Board. Following review of market research and advice from its compensation consultant, our Nominating and Corporate Governance most recently amended and restated the Compensation Policy in September 2024.

Under the Compensation Policy, non-employee directors were eligible to receive cash compensation as follows:

CASH AMOUNT ($)
Annual retainer	60,000
Additional retainer for Lead Independent Director	20,000
Additional retainer for Audit Committee Chair(1)	20,000
Additional retainer for Audit Committee member	10,000
Additional retainer for Compensation Committee Chair(1)	15,000
Additional retainer for Compensation Committee member	7,500
Additional retainer for Nominating and Corporate Governance Committee Chair(1)	10,000
Additional retainer for Nominating and Corporate Governance Committee member	5,000
Additional retainer for special committee service(2)	15,000
(1)	In lieu of the committee member retainer.
(2)

The Board may from time to time establish one or more special committees. The Nominating and Corporate Governance Committee has discretion to adjust such additional retainer as it deems appropriate, accounting for the role and time commitment associated with such special committee.

Equity Compensation

Under the Compensation Policy, non-employee directors are eligible to receive equity compensation as follows:

•

an initial RSU award granted at the time a non-employee director first joins our Board, covering the number of shares equal to $120,000 divided by the closing sales price of our common stock on the grant date, vesting in three equal annual installments; and

•

an annual RSU award covering the number of shares equal to $110,000 divided by the closing sales price of our common stock on the date of the applicable annual meeting, vesting on the earlier of (i) the one-year anniversary of the date of grant; and (ii) the day before the next annual meeting.

Retainer Grant

Under the Compensation Policy, each non-employee director may elect to convert cash compensation under the Compensation Policy into an award of RSUs, which we refer to as the retainer grant. If a non-employee director timely makes this election, each such retainer grant will be automatically granted on the first business day following the date the corresponding cash compensation otherwise would be paid under the policy and will cover a number of shares of our common stock equal to (A) the aggregate amount of the corresponding cash compensation otherwise payable to the non-employee director divided by (B) the closing sales price per share of our common stock on the date the corresponding cash compensation otherwise would be paid (or, if such date is not a business day, on the first business day thereafter), rounded down to the nearest whole share. In addition, each retainer grant will be fully vested on the grant date.

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Non-Employee Director Compensation

The following table sets forth information regarding the compensation earned for service on the Board under the Compensation Policy by our non-employee directors during the year ended December 28, 2025. Directors who are also our employees (that is, for fiscal year 2025, Mr. Diez-Canseco and Mr. O’Hayer) receive no additional compensation for their service as directors and are not set forth in the table below.

NAME	FEES EARNED OR PAID IN CASH ($)		STOCK AWARDS ($)(3)(4)	TOTAL ($)
Kofi Amoo-Gottfried	70,000		109,981	179,981
William Cyr(1)	35,000		119,994	154,994
Glenda Flanagan	70,000		109,981	179,981
Kelly J. Kennedy	87,500		109,981	197,481
Karl Khoury	87,500	(2)	109,981	197,481
Denny Marie Post	80,000		109,981	189,981
Gisel Ruiz	80,000		109,981	189,981
(1)	Mr. Cyr joined our Board and each committee on which he serves in July 2025 and received an initial RSU award.
(2)	Fees paid to Mr. Khoury include compensation for service on a special committee approved by our Nominating and Corporate Governance Committee.
(3)

The amounts shown for stock awards represent the aggregate grant date fair value of the awards granted to our non-employee directors during the years indicated as computed in accordance with ASC 718. See Note 2 “Summary of Significant Accounting Policies” to consolidated financial statements in our Annual Report for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our awards. Note that the amounts reported in this column reflect the accounting cost for these awards and do not reflect the actual economic value that may be realized by the non-employee directors upon the vesting of the awards or the sale of the common stock underlying such awards.

(4)	The following table provides information regarding the aggregate number of stock and option awards granted to our non-employee directors that were outstanding as of December 28, 2025:

NAME	STOCK AWARDS (#)	OPTION AWARDS (#)
Kofi Amoo-Gottfried	3,423	—
William Cyr	3,044	—
Glenda Flanagan	3,423	—
Kelly J. Kennedy	3,423	26,141
Karl Khoury	3,423	—
Denny Marie Post	3,423	26,141
Gisel Ruiz	3,423	17,136

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they do not possess material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.

2026 Proxy Statement	69

PAY VERSUS PERFORMANCE

EASY COWBOY
I'm not as tough as I look!
PASTURE-RAISED
EGGS
KEEP REFRIGERATED AT OR BELOW 45°F
EASY COWBOY
I'm not as tough as I look!
PASTURE-RAISED
EGGS
KEEP REFRIGERATED AT OR BELOW 45°F
Vital FARMS

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE
In accordance with the rules adopted by the SEC pursuant to the Dodd-Frank Act, we have provided the following disclosures regarding “compensation actually paid” to our principal executive officer (“
PEO
”) and NEOs other than the PEO and certain financial measures of the Company for the fiscal years listed below. The Compensation Committee did not specifically consider the pay versus performance information presented in this section in making its pay decisions for any of the years shown. For further information concerning the Company’s variable pay-for-performance
philosophy and how the Compensation Committee aligns executive compensation with the Company’s performance, refer to the section titled “– Compensation Discussion and Analysis.”

FISCAL YEAR (A)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (1) (B)	COMPENSATION ACTUALLY PAID TO PEO (2) (C)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS (3) (D)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS (4) (E)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($M) (7) (H)	NET REVENUE ($M) (8) (I)
					TOTAL SHAREHOLDER RETURN (5) (F)	PEER GROUP TOTAL SHAREHOLDER RETURN (6)(7) (G)
2025	$3,616,512	$1,919,592	$1,114,192	$947,628	$183.30	$87.84	$66.28	$759.4
2024	$5,999,349	$20,174,397	$1,671,914	$4,386,504	$215.74	$94.47	$53.39	$606.3
2023	$3,155,173	$2,564,064	$1,506,020	$1,513,756	$90.64	$98.46	$25.57	$471.9
2022	$2,161,185	$1,164,975	$1,238,608	$1,191,558	$89.43	$107.76	$1.23	$362.1
(1)	During all years presented, Mr. Diez-Canseco, our President and Chief Executive Officer, was our PEO.

(2)
The dollar amounts shown represent compensation actually paid to Mr. Diez-Canseco, as determined in accordance with SEC rules. The dollar amounts do not necessarily reflect the actual amount of compensation earned or realized by him for the applicable year. The following table sets forth the adjustments included in the compensation actually paid calculation, per SEC rules, for Mr. Diez-Canseco:

FISCAL YEAR		2022	2023	2024	2025
Summary Compensation Table Total		$2,161,185	$3,155,173	$5,999,349	$3,616,512
—	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($800,003)	($1,400,004)	($1,400,004)	($2,149,943)
+	Fair Value at Fiscal Year-End of Outstanding of Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,169,121	$10,675,031	$1,445,554	$3,243,345
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	($651,470)	$3,537,411	$4,997	($1,822,368)
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0	$0
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($713,859)	$3,962,586	($641,655)	($967,954)
—	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0	$0
Compensation Actually Paid		$1,164,975	$2,564,064	$20,174,397	$1,919,592

2026 Proxy Statement	71

PAY VERSUS PERFORMANCE

(3)	Our non-PEO NEOs for each year are presented below:

2022	2023	2024	2025
Bo Meissner (our former Chief Financial Officer) and Mr. Pappas	Mr. Wrede and Jason Dale (our former Chief Operating Officer)	Mr. Wrede, Ms. Bal, Ms. Coon and Ms. McKeon	Mr. Wrede, Mr. Pappas, Ms. Bal and Mr. Holland
(4)
The dollar amounts shown represent average compensation actually paid to our non-PEO
NEOs, as determined in accordance with SEC rules. The dollar amounts do not necessarily reflect the actual average amount of compensation earned or realized by them for the applicable year. The following table sets forth the adjustments included in the compensation actually paid calculation, per SEC rules, for our non-PEO
NEOs:

FISCAL YEAR		2022	2023	2024	2025
Summary Compensation Table Total		$1,238,608	$1,506,020	$1,671,914	$1,114,192
—	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($612,498)	($675,002)	($857,484)	($503,108)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$740,161	$769,782	$2,288,427	$758,958
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	($63,214)	$1,636	$1,006,962	($277,590)
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0	$0
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($111,499)	($88,681)	$276,685	($144,824)
—	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0	$0
Average Compensation Actually Paid		$1,191,558	$1,513,756	$4,386,504	$947,628
(5)
Represents the total shareholder return (“
TSR
”) of a $100 investment in our stock on December 26, 2021 (the first day of our fiscal year 2022), valued again as of the last day of each applicable fiscal year, assuming reinvestment of gross dividends.

(6)
The peer group used for this column is the Nasdaq US Smart Food & Beverage Index, which is the peer group presented in the Comparative Stock Performance Graph in Part II, Item 5 of our Annual Report. Represents the TSR of the Nasdaq US Smart Food & Beverage Index based on a $100 investment on December 26, 2021 (the first day of our fiscal year 2022), valued again as of the last day of each applicable fiscal year, assuming reinvestment of gross dividends.

72	2026 Proxy Statement

PAY VERSUS PERFORMANCE

Pay Versus Performance Descriptive Disclosure
The following graphs set forth the relationship between Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO
NEOs to each of (i) the Company’s cumulative TSR and the cumulative TSR of the Nasdaq US Smart Food & Beverage Index, (ii) our net income and (iii) our company-selected measure, net revenue:
(i) CAP vs. Company’s cumulative TSR and the cumulative TSR of the Nasdaq US Smart Food & Beverage Index

Compensation Actually Paid ($M)
$20
$15
$10
$5
$0
Value of $100 Investment from 12/26/2021
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP ($M)
Avg NEO CAP ($M)
VITL TSR
Nasdaq US Smart Food & Beverage Index TSR

(ii) CAP vs. Net Income in millions

Compensation Actually Paid ($M)
$0
$5
$10
$15
$20
Net Income ($M)
-$10
$0
$10
$20
$30
$40
$50
$60
$70
$80
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP ($M)
Avg NEO CAP ($M)
Net Income ($M)

2026 Proxy Statement	73

PAY VERSUS PERFORMANCE

(iii) Cap vs. Net Revenue in millions

Compensation Actually Paid ($M)
$0
$5
$10
$15
$20
Net Revenue ($M)
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
$800
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP ($M)
Avg NEO CAP ($M)
Net Revenue ($M)

Financial Performance Measures
As described in more detail in “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance
philosophy in that a significant portion of our NEOs’ compensation is based on the achievement of certain financial performance measures. The metrics that the Company uses for our annual incentive and long-term equity awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The following sets forth the financial performance measures the Company considers most important in linking PEO and NEO Compensation Actually Paid during our fiscal year 2025 to Company performance. The measures in this list are not ranked:

-	Net Revenue
-	Adjusted EBITDA
-	Adjusted EBITDA Margin
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference

74	2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 28, 2025. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)(#)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTION, WARRANTS AND RIGHTS (B)($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)(#)
Equity compensation plans approved by stockholders:
2013 Plan	374,784	$5.37	—(1)
2020 Plan	1,766,282	20.56(2)	13,918,950(3)
2020 Employee Stock Purchase Plan (the “ESPP”)	—	—	2,858,285(4)
Equity compensation plans not approved by stockholders	—	—	—
Total	2,141,066		16,777,235
(1)

Following the adoption of the 2020 Plan, no additional stock awards have been or will be granted under the 2013 Plan. Any shares becoming available under the 2013 Plan by repurchase, forfeiture, expiration or cancellation will become available for grant under the 2020 Plan.

(2)

The weighted average exercise price is calculated based solely on outstanding stock options and does not take into account shares of common stock underlying RSUs and PSUs, which are reflected in column (a) and which have no exercise price.

(3)

The number of shares of common stock reserved for issuance under the 2020 Plan will automatically increase on January 1 of each year by 4% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board (which may be zero). Pursuant to the terms of the 2020 Plan, the number of shares available under the 2020 Plan was increased by 1,791,885 shares effective January 1, 2026.

(4)

The number of shares of common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year by the lesser of (i) 1% of the outstanding number of shares of common stock on the immediately preceding December 31 and (ii) 900,000, or such lesser number of shares as determined by the Board. Pursuant to the terms of the ESPP, the number of shares available under the ESPP increased by 447,971 shares effective January 1, 2026.

76	2026 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

EST. 2007
Vital
FARMS
THIS FARM IS
PROUDLY CERTIFIED
REGENERATIVE
WILD ROSE HILLS

TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH RELATED PERSONS

Below are the related party transactions since December 30, 2024 to which we have been or will be a participant, other than compensation, termination, change in control and other arrangements that are described in the sections titled “Executive Officer and Director Compensation” and “Compensation Discussion and Analysis” in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Certain Related-Party Transactions

Agreements with Sandpebble Builders Preconstruction

We have utilized Sandpebble Builders Preconstruction, Inc. and Sandpebble South, Inc. (collectively “Sandpebble”) for certain project management and related services associated with the construction and expansion of our egg processing facilities, including certain limited project management and related services for Vital Crossroads, our second planned egg washing and packing facility in Seymour, Indiana. Victor Canseco, the owner and principal of Sandpebble, is the father of Russell Diez-Canseco, the Company’s President, Chief Executive Officer and Executive Chairperson. Pursuant to our consulting agreements with Sandpebble, we paid Sandpebble approximately $2,458,000 in the fiscal year ended December 28, 2025.

Agreement with Matthew O’Hayer

In March 2026, we entered into a resignation agreement with Matthew O’Hayer, our founder, former Executive Chairperson, former member of our Board, and current beneficial owner of more than 5% of our outstanding capital stock. Pursuant to the resignation agreement Mr. O’Hayer serves as a non-employee advisor to us. Mr. O’Hayer did not receive any compensation under the resignation agreement in the fiscal year ended December 28, 2025.

Other Arrangements with Directors and Executive Officers

See the sections titled “Executive Officer and Director Compensation—Director Compensation” and “Executive Officer and Director Compensation—Executive Officer Compensation” for additional information regarding our compensatory arrangements with our directors and executive officers.

Indemnification Agreements

We provide indemnification for our directors and executive officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Our Certificate of Incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws (the “Bylaws”) provides that we will indemnify each of our directors and officers to the fullest extent permitted under the DGCL. Our Certificate of Incorporation and Bylaws also provide our Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. Our Bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of their actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of the DGCL. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances.

78	2026 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Board or our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to our Board or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Board or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

2026 Proxy Statement	79

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Vital Farms
TENDED BY HAND FROM FARMERS WHO CARE
PASTURE-RAISED
12 LARGE
ORGANIC RESTORATIVE
Committed to REGENERATIVE AGRICULTURE
TRUE BLUES
PASTURE-RAISED HEIRLOOM BLUE EGGS
12 MEDIUM
ORGANIC
PASTURE-RAISED
USDA ORGANIC
6 EGGS PER PACK
HARD BOILED
SALTED BUTTER
90% GRASS-FED
FAMILY FARMS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of our common stock as of April 23, 2026 (the “Beneficial Ownership Date”) by: (i) each of our NEOs; (ii) each of our directors; (iii) all of our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options and warrants that are currently exercisable or RSUs that vest within 60 days of the Beneficial Ownership Date. Options to purchase shares of our common stock that are exercisable and RSUs that vest within 60 days of the Beneficial Ownership Date are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse or former spouse, as the case may be.

We have based our calculation of beneficial ownership of 42,848,454 shares of our common stock outstanding as of the Beneficial Ownership Date. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Vital Farms, Inc., 3601 South Congress Ave., Suite C-100, Austin, Texas 78704.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF SHARES BENEFICIALLY OWNED

5% Stockholders:

Matthew O’Hayer(1)	7,024,402	16.3%

BlackRock, Inc.(2)	5,419,901	12.6%

The Vanguard Group(3)	2,845,714	6.5%

Directors and NEOs:

Russell Diez-Canseco(4)	813,668	1.9%

Thilo Wrede(5)	113,438	*

Peter Pappas(6)	206,819	*

Joanne Bal(7)	64,607	*

Joseph Holland	2,574	*

Kofi Amoo-Gottfried(8)	28,686	*

William Cyr(9)	7,794	*

Glenda Flanagan(10)	31,398	*

Kelly J. Kennedy(11)	46,568	*

Karl Khoury(12)	119,789	*

Denny Marie Post(13)	42,453	*

Gisel Ruiz(14)	57,534	*

All current executive officers and directors as a group (15 persons)(15)	1,690,133	3.9%
*	Represents beneficial ownership of less than 1%.

2026 Proxy Statement	81

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

Includes 303,212 shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date and (ii) 400,000 shares held by Catherine Stewart (based on a Schedule 13G/A filed by Mr. O’Hayer on November 13, 2025) over which Mr. O’Hayer has sole voting control pursuant to a voting agreement between Ms. Stewart and Mr. O’Hayer.

(2)

The information shown is as of December 31, 2025 and is based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on January 8, 2026. BlackRock has sole voting power over 5,351,241 of such shares and sole dispositive power over 5,419,901 of such shares. The address of BlackRock is 55 East 52nd Street New York, New York 10055.

(3)

The information shown is as of December 31, 2025 and is based on a Schedule 13G/A filed by The Vanguard Group on January 30, 2026. The Vanguard Group has shared voting power over 295,964 of such shares and shared dispositive power over 2,845,714 of such shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)	Includes 237,999 shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date.
(5)	Includes 80,017 shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date.
(6)	Includes (i) 157,994 shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date.
(7)	Includes 36,241 shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date.
(8)	Includes 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.
(9)	Includes 3,044 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.
(10)	Includes 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.
(11)

Includes (i) 26,141 shares underlying options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date and (ii) 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.

(12)	Includes 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.
(13)

Includes (i) 26,141 shares underlying options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date and (ii) 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.

(14)

Includes (i) 17,136 shares underlying options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date and (ii) 3,423 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.

(15)

Includes (i) 680,615 shares underlying options that are immediately exercisable or will be immediately exercisable within 60 days of the Beneficial Ownership Date and (ii) 23,582 shares issuable upon settlement of RSUs within 60 days of the Beneficial Ownership Date.

82	2026 Proxy Statement

OTHER INFORMATION FOR STOCKHOLDERS

Made with FRESH AIR and SUNSHINE
Vital FARMS
SMALL FAMILY FARMS
RAISED
ETHICAL EGGS
108 SQ FT PER HEN
12 LARGE EGGS · GRADE A
EST. 2007
TENDED BY HAND ON SMALL FAMILY FARMS
PASTURE-RAISED
Freedom to FORAGE OUTDOORS YEAR ROUND
12 LARGE
SALTED BUTTER
90% GRASS-FED
FAMILY FARMS
PASTURE~RAISED
MADE WITH FRESH AIR & SUNSHINE
NET WT. 8OZ (227G)

OTHER INFORMATION FOR STOCKHOLDERS

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting

Our stockholders may submit proposals that they believe should be voted upon at our 2027 Annual Meeting or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in our proxy statement for our 2027 Annual Meeting. To be eligible for inclusion in our 2027 proxy statement, any such stockholder proposals must be submitted in writing to Vital Farms, Inc., 3601 South Congress Ave., Suite C-100, Austin, Texas 78704, Attn: Corporate Secretary no later than December 28, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Alternatively, in accordance with the “advance notice” provisions of our Bylaws, stockholders seeking to present a stockholder proposal or nomination at our 2027 Annual Meeting, without having it included in our proxy statement, must timely submit notice of such proposal or nomination in writing to Vital Farms, Inc., 3601 South Congress Ave., Suite C-100, Austin, Texas 78704, Attn: Corporate Secretary. To be timely, a stockholder’s notice must be received by not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, that is between February 10, 2027 and March 12, 2027; provided, however, that in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the close of business on the 10th day following the day on which we first make a public announcement of the date of the 2027 Annual Meeting. Your written notice must contain specific information required in Article III, Section 5 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Notices of any proposals or nominations for our 2027 Annual Meeting should be sent to Vital Farms, Inc., 3601 South Congress Ave., Suite C-100, Austin, Texas 78704, Attn: Corporate Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Vital Farms, Inc. Direct your written request to Vital Farms, Inc., 3601 South Congress Ave., Suite C-100, Austin, Texas 78704, Attn: Corporate Secretary, or email investors@vitalfarms.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

84	2026 Proxy Statement

OTHER INFORMATION FOR STOCKHOLDERS

Other Information

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

By Order of the Board of Directors

Joanne Bal
Corporate Secretary

April 27, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report at investors.vitalfarms.com. A copy of our Annual Report for the fiscal year ended December 28, 2025 is also available without charge upon written request to our Corporate Secretary via email at investors@vitalfarms.com.

2026 Proxy Statement	85

ANNEX A

RECONCILIATION OF NON-GAAP AND GAAP FINANCIAL MEASURES

We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes that Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP financial measures, provide investors with additional useful information in evaluating our performance.

Adjusted EBITDA and Adjusted EBITDA Margin are financial measures that are not required by or presented in accordance with GAAP. We believe that Adjusted EBITDA and Adjusted EBITDA Margin, when taken together with our financial results presented in accordance with GAAP, provide meaningful supplemental information regarding our operating performance and facilitate internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA and Adjusted EBITDA Margin are helpful to our investors as they are measures used by management in assessing the health of our business, determining incentive compensation and evaluating our operating performance, as well as for internal planning and forecasting purposes.

We calculate Adjusted EBITDA as net income, adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) (benefit) or provision for income taxes as applicable; (4) interest expense; (5) interest income; and (6) amortization of cloud computing arrangements. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by Net Revenue.

Adjusted EBITDA and Adjusted EBITDA Margin are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA and Adjusted EBITDA Margin include that (1) they do not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA and Adjusted EBITDA Margin do not reflect these capital expenditures, (3) they do not consider the impact of stock-based compensation expense, (4) they do not reflect other non-operating expenses, including interest expense; (5) they do not reflect tax payments that may represent a reduction in cash available to us, and (6) they do not reflect amortization of cloud computing arrangements. In addition, our use of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA and Adjusted EBITDA Margin in the same manner, limiting the usefulness as comparative measures. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial measures, including our net income and other results stated in accordance with GAAP.

The following table presents a reconciliation of Adjusted EBITDA to net income and a reconciliation of Adjusted EBITDA Margin to net income margin, the most directly comparable financial measures stated in accordance with GAAP, for the 52-week periods presented.

2026 Proxy Statement	A-1

ANNEX A RECONCILIATION OF NON-GAAP AND GAAP FINANCIAL MEASURES

VITAL FARMS, INC.

ADJUSTED EBITDA RECONCILIATION

(Amounts in thousands)

(Unaudited)

	FISCAL YEAR ENDED
	DECEMBER 28, 2025	DECEMBER 29, 2024
	(IN THOUSANDS)
Net income	$66,282	$53,388
Depreciation and amortization(1)	13,844	13,093
Stock-based compensation expense	12,389	10,268
Income tax provision	24,982	14,150
Interest expense	874	1,010
Interest income	(5,013)	(5,246)
Amortization of cloud computing arrangements	668	—
Adjusted EBITDA	114,026	86,663
Net Revenue	$759,444	$606,307
Net Income Margin(2)	8.7%	8.8%
Adjusted EBITDA Margin(3)	15.0%	14.3%
(1)	Amount also includes finance lease amortization.
(2)	Net income margin is calculated by dividing net income by net revenue.
(3)	Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net revenue.

A-2	2026 Proxy Statement

EST.2007
Vital
FARMS®
P.O. BOX 8016, CARY, NC 27512-9903
Your vote matters!
Have your ballot ready and please use one of the methods below for easy voting:
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Vital Farms, Inc.
Annual Meeting of Stockholders
For stockholders of record as of April 17, 2026 Wednesday, June 10, 2026, 9:00 AM, Central Time
Annual Meeting to be held live via the internet. Please visit www.proxydocs.com/VITL for more details.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Central Time, June 10, 2026
This proxy is being solicited on behalf of the Board of Directors
Internet:
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The undersigned hereby appoints Russell Diez-Canseco and Joanne Bal (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Vital Farms, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES Proxies are WILL authorized BE VOTED to vote “FOR” upon ALL such NOMINEES other matters FOR that DIRECTOR may properly IN PROPOSAL come before 1 the AND meeting “FOR” or PROPOSALS any adjournment 2 AND or postponement 3. In their discretion, thereof. the Named You accordance are encouraged with the Board to specify of Directors’ your choice recommendations. by marking the appropriate The Named box Proxies (SEE cannot REVERSE vote your SIDE), shares but you unless need you not sign mark (on any the box reverse if you side) wish and to vote return in this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE
Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

EST.2007
Vital
FARMS®
Vital Farms, Inc. Annual Meeting of Stockholders
Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
“FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.
PROPOSAL
1. To elect the two nominees named in the attached proxy statement as directors to serve on the Board of Directors for a three-year term.
1.01 Russell Diez-Canseco
1.02 Kelly Kennedy
2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026.
3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.
NOTE: In their discretion, the Named Proxies are authorized to vote upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof.
YOUR VOTE
FOR WITHHOLD
FOR AGAINST ABSTAIN
BOARD OF DIRECTORS
RECOMMENDS
FOR
FOR
FOR
FOR
You must register to attend the meeting by 5:00 PM, Central Time on June 9, 2026 at www.proxydocs.com/VITL
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